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                                                                   Exhibit 10.25




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                                 LEASE AGREEMENT






                       Landlord: HEWITT PROPERTIES II LLC


                          Tenant: HEWITT ASSOCIATES LLC







                               as of July 31, 1998








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                                TABLE OF CONTENTS


1.   Initial Development.......................................................1
2.   Term and Occupancy........................................................2
3.   Rent......................................................................2
4.   Use.......................................................................3
5.   Maintenance, Repairs and Replacements.....................................3
6.   Alterations...............................................................3
7.   Signs.....................................................................4
8.   Utilities and Services....................................................4
9.   Compliance with Law.......................................................4
10.  Landlord's Title, Authority and Quiet Enjoyment; Tenant's Authority.......5
11.  Subordination.............................................................5
12.  Assignment and Sublease...................................................5
13.  Lease Extension...........................................................7
14.  Impositions...............................................................7
15.  Insurance.................................................................8
16.  Destruction and Restoration...............................................9
17.  Condemnation.............................................................10
18.  Default by Tenant........................................................13
19.  Landlord's Remedies......................................................13
20.  Notices..................................................................14
21.  Brokerage................................................................14
22.  Estoppel.................................................................14
23.  Hazardous Substances.....................................................15
24.  Surrender................................................................16
25.  Liens....................................................................16
26.  Interest.................................................................17
27.  Inspections..............................................................17
28.  Transfer of Landlord's Interest..........................................17
29.  Indemnity................................................................17
30.  Modification of Lease....................................................18
31.  Choice of Law and Interpretation.........................................18
32.  Independent Covenant; Net Lease..........................................18
33.  Entry by Landlord........................................................18
34.  Survival of Obligations..................................................18
35.  Option to Purchase Demised Premises......................................18
36.  No Merger................................................................20

Exhibit A - Legal Description
Exhibit B - Site Plan
Exhibit C - List of Plans and Specifications and Construction Contracts Exhibit D - Schedule of Rents

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         THIS LEASE AGREEMENT (this "Lease") is made as of the 31st day of July,
1998 between HEWITT PROPERTIES II LLC, an Illinois limited liability company, having its principal office at 100 Half Day Road, Lincolnshire, Illinois 60069 (the "Landlord"), and HEWITT ASSOCIATES LLC, an Illinois limited liability company, having its principal office at 100 Half Day Road, Lincolnshire, Illinois 60069 (the "Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         Landlord, for and in consideration of the rents, covenants and agreements hereinafter set forth on the part of Tenant to be paid, kept, observed and performed does hereby lease unto Tenant, and Tenant does hereby take subject to the conditions herein expressed, all those parcels of land consisting of approximately 12.5 acres situated in Lincolnshire, Illinois, County of Lake and legally described on Exhibit A attached hereto and made a part hereof (the "Land"), together with all improvements located on and to be constructed thereon by Landlord, which are hereinafter called "Landlord's Improvements." Landlord's Improvements and all other improvements, machinery, building equipment, fixtures and other property, real, personal or mixed (except Tenant's trade fixtures), installed or located thereon, together with all additions, alterations and replacements thereof are herein collectively, the "Improvements". The Land and the Improvements are hereinafter collectively referred to as the "Demised Premises." The parties acknowledge that contemporaneously herewith, Landlord is issuing $45,000,000 of its Secured Credit Tenant Notes due 2019 (the "Notes") pursuant to a Note Purchase Agreement (the "Note Agreement") which Notes and obligations are secured in substantial part by the Lease. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Agreement.

         1.       Initial Development.
                  -------------------

         A. Landlord will cause Landlord's Improvements depicted on the Site Plan attached hereto as Exhibit B to be constructed in accordance with the plans and specifications and construction contracts described on Exhibit C hereto.

         B. Landlord agrees, at Landlord's sole cost and expense, to cause construction of Landlord's Improvements as follows:

                  (i)      in accordance with Exhibits B and C;

                  (ii) Landlord shall use all reasonable efforts to cause Office Completion (as hereinafter defined) of Landlord's Improvements as soon as reasonably possible but in any event on or before November 1, 1999; and

                  (iii) Landlord shall cause Final Project Completion (as hereinafter defined) to occur on or prior to May 30, 2000.

Landlord shall notify Tenant of the anticipated Office Completion and/or Final Project Completion, as applicable. Tenant shall have the right to enter the Demised Premises during the

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sixty (60) day period preceding the Office Completion and/or Final Project
Completion for the purpose of installing its equipment and receiving raw materials and Tenant does hereby agree to assume all risk of loss or damage to such equipment and raw materials, and to indemnify, defend and hold harmless Landlord from and against any loss or damage to such equipment and raw materials and all liability, loss or damage arising from any injury to the property of Landlord, or its contractors, subcontractors or materialmen, and any death or personal injury to any person or persons arising out of such installation. Landlord agrees to cooperate with Tenant at Tenant's expense so that Tenant's contractors and tradespeople will be permitted to reasonably perform their work without material interference. Tenant agrees to cooperate with Landlord so that Landlord's contractors and tradespeople will be permitted to reasonably perform their work without material interference.

         C. "Office Completion" shall mean the municipality having jurisdiction over the Demised Premises issues a temporary or preliminary certificate of occupancy permitting Tenant to occupy the office building component of Landlord's Improvements or takes such other action as may be customary to permit temporary or preliminary occupancy or use thereof and the office building component of Landlord's Improvements is otherwise ready for beneficial use and occupancy by Tenant subject to completion of any Punchlist Items (as hereinafter defined) by Landlord; Landlord's architect certifies that the office building component of Landlord's Improvements has been constructed and completed in a good and workmanlike manner in accordance with the approved plans and specifications therefor and with this Lease and complies with applicable laws, ordinances and regulations and is otherwise ready for beneficial use and occupancy by Tenant subject to completion of any Punchlist Items by Landlord.

         D. "Final Project Completion" shall mean the municipality having jurisdiction over the Demised Premises issues a final certificate of occupancy permitting Tenant to occupy all of Landlord's Improvements or takes such other action as may be customary to permit occupancy or use thereof and all of Landlord's Improvements are otherwise ready for beneficial use and occupancy by Tenant subject to completion of any Punchlist Items by Landlord; Landlord's architect certifies that all of Landlord's Improvements have been constructed and completed in a good and workmanlike manner in accordance with the approved plans and specifications therefor and with this Lease and comply with applicable laws, ordinances and regulations and all of Landlord's Improvements are otherwise ready for beneficial use and occupancy by Tenant subject to completion of any Punchlist Items by Landlord; Landlord shall have obtained title insurance in form satisfactory to mortgagee insuring the completed Demised Premises free of Liens not permitted by the Operative Agreements.

         E. Within thirty (30) days of the Office Completion and/or Final Project Completion, as applicable, Tenant shall execute and deliver to Landlord a punchlist (the "Punchlist") of incomplete items (the "Punchlist Items"). Landlord shall use all reasonable efforts to complete the Punchlist Items as soon as possible after receipt of the Punchlist.

         F. Landlord covenants that the Demised Premises (except trade fixtures, equipment, machinery or any other item constructed or installed by Tenant) will conform as of the Rent Commencement Date to applicable laws, regulations, or other governmental orders relating to the

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physical condition of the Demised Premises. Landlord shall be responsible for procuring building and other permits and licenses necessary for construction of Landlord's Improvements.

         2. Term and Occupancy. The term of this Lease shall commence on the date hereof (the "Commencement Date"), and shall end on the date which is the twentieth (20th) anniversary of the Rent Commencement Date (the "Expiration Date"), unless the term be extended or earlier terminated as provided herein.

         3.       Rent.
                  ----

         A. The annual base rental (the "Base Rent") is set forth on the Schedule of Rents attached hereto as Exhibit D. Base Rent shall be paid monthly, in arrears, in equal installments, without offset or deduction commencing December 30, 1999 (the "Rent Commencement Date") and on the 30th day of each month through the Expiration Date. Until advised in writing to the contrary by Landlord, Tenant shall pay all Base Rent, Additional Rent and all other amounts due Landlord hereunder to Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60606, Attn: Indenture Trust Division.

         B. Tenant at its option, upon notice as provided below may prepay Base Rent, if in part, then in an amount sufficient to allow Landlord to prepay the Notes in an aggregate principal amount of $5,000,000 or integral multiples of $100,000 in excess thereof, together with accrued interest thereon, plus the Make-Whole Amount.

         Notice of prepayment of Base Rent shall be given to Landlord not less than thirty (30) nor more than sixty (60) days before the date fixed for prepayment (the "Optional Prepayment Date") and shall be accompanied by certificate of Tenant certifying as to: (i) the Optional Prepayment Date, (ii) the aggregate amount to be paid on such Optional Prepayment Date, (iii) the portion thereof allocable to the prepayment of principal of the Notes by Landlord, and (iv) the portion thereof allocable to payment of accrued interest and Make-Whole Amount that Landlord would be required to pay if such prepayment were made on the date notice is being given hereunder together with the detailed calculations used in determining the Make-Whole Amount. In addition, promptly upon becoming able to calculate the portion of the prepayment allocable to Make-Whole Amount, Tenant shall provide notice to Landlord of its determination of the amount of such portion. Any notice of prepayment so given, Tenant shall be obligated to pay Landlord on such Optional Prepayment Date the amount referred to above. Nothing in this paragraph shall relieve Tenant of its obligation to pay accrued rent due and payable on any Optional Prepayment Date.

         C. Upon any prepayment of Base Rent as provided herein or as required under the Note Agreement, each installment of rent payable during the term shall be reduced pro rata.

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         4.       Use.
                  ---

         The Demised Premises shall be used and occupied by Tenant as office and parking space (the "Tenant's Use"). Landlord represents that the Demised Premises are currently zoned to permit general office and parking use. In addition, Tenant may use all or any part of the Demised Premises for any lawful purpose incidental to Tenant's Use then permitted by local zoning ordinances and the certificate of occupancy provided, however, Tenant may not use or occupy the Demised Premises, or permit the Demised Premises to be used or occupied in such a manner as to cause the value or usefulness of the Demised Premises, or any part thereof, substantially to diminish.

         5. Maintenance, Repairs and Replacements. During the term of this Lease, Tenant shall, at Tenant's sole expense, keep the Demised Premises in good working order, condition and repair as a first class office complex and in compliance with all applicable laws and shall perform all maintenance thereof and all necessary repairs and replacements thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen or unforeseen, of every nature, kind and description. When used in this paragraph, "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. If Tenant cannot keep the Demised Premises or any portion thereof in good working order, condition and repair, then Tenant shall replace the same in a first-class manner. Tenant shall comply with manufacturers recommended schedules for warranty work. All repairs and replacements made by Tenant shall be at least equal in quality to the original work and shall be made by Tenant in accordance with all applicable laws. The necessity for or adequacy of maintenance, repairs and replacements shall be measured by the standards which are appropriate for improvements of similar first class office construction.

         6.       Alterations.
                  -----------

         A. Tenant shall have the right to make any alterations of and additions to the Improvements (including alterations arising due to casualty or condemnation), provided in all cases that no Events of Default exist hereunder and such alterations shall (a) not reduce the gross square footage of the Improvements, (b) not adversely affect the structural or systemic soundness of the Improvements, (c) not adversely affect the fair market value of the Demised Premises, (d) be undertaken with due diligence in a good and workmanlike fashion consistent with the first class nature of the Demised Premises, (e) not violate any law, regulation, restriction or requirements of this Lease, and (f) shall, in the case of alterations, the estimated cost of which exceeds $1,000,000, be under the supervision of architects/engineers reasonably satisfactory to Landlord and any mortgagee pursuant to plans and specifications reasonably approved by Landlord and any mortgagee. Tenant shall deliver to Landlord "as built" working drawings of any alteration within sixty (60) days of completion of construction thereof.

         B. The cost of any alteration shall be paid for by Tenant so that the Demised Premises and all portions thereof shall at all times be free of liens for labor and materials supplied to the Demised Premises. The work of any alteration shall be prosecuted with reasonable dispatch. Tenant shall obtain and maintain, at its sole cost and expense, during the

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performance of such work, worker's compensation insurance covering all persons employed in connection with the work and with respect to which death or injury claims could be asserted against Landlord or Tenant or against the Demised Premises or any interest therein, together with comprehensive general liability insurance for the mutual benefit of Landlord and Tenant with limits of not less than Three Million Dollars ($3,000,000) in the event of injury to one person, Ten Million ($10,000,000) Dollars in respect to any one accident or occurrence, and Two Million Dollars ($2,000,000) for property damage, and "builder's risk" insurance on a completed value form or other comparable coverage on the work. All such insurance shall be in a company or companies authorized to do business in the state in which the Demised Premises are located and rated A-XIII by A.M. Best's insurance ratings or other comparable and nationally recognized rating entity, and all such policies of insurance shall be delivered to Landlord endorsed "Premium Paid" by the company or agency issuing the same prior to the start of any such construction.

         C. No change, alteration, restoration or new construction shall be in or connect the Improvements with any property, building or other improvement located outside the boundaries of the Land, nor shall the same obstruct or interfere with any existing easement.

         D. Tenant shall notify Landlord in writing 30 days prior to commencing any alterations, additions or improvements to the Demised Premises which have been approved by Landlord so that Landlord shall have the right to record and post notices of nonresponsibility on the Demised Premises.

         E. All improvements and alterations made or installed by Tenant shall immediately, upon completion or installation thereof, become the property of Landlord without payment therefor by Landlord, and shall be surrendered to Landlord on the expiration of the term of this Lease.

         7. Signs. Tenant may install, at its expense, signs containing Tenant's name at the Demised Premises, provided that such signs (a) do not cause any structural or other damage to the Demised Premises; (b) do not violate applicable governmental laws, ordinances, rules or regulations; (c) do not violate any existing restrictions affecting the Demised Premises; and (d) are compatible with the architecture of the Demised Premises and the landscaped areas.

         8.       Utilities and Services.
                  ----------------------

         A. Tenant shall contract for and pay directly for the cost of usage of all utilities including all charges for water, heat, gas, light, garbage, electricity, telephone, data, sewage, steam, power or other public or private utility services. In the event that any charge or fee is required by the state in which the Demised Premises are located, or any city or other agency, subdivision, or instrumentality thereof, or by any utility company furnishing services or utilities to the Demised Premises, as a condition precedent to furnishing or continuing to furnish utilities or services to the Demised Premises, such charge or fee shall be deemed to be a utility charge payable by Tenant.

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         B.       Tenant acknowledges that any one or more of the services
provided for herein may be interrupted or suspended by reason of accident, repair, alterations or improvements necessary to be made, strike, lockout, misuse or neglect by Tenant or Tenant's agents, employees or invitees, or by shortages of fuel or other energy supplies to be provided by public or private utilities or suppliers or by other matters, and Landlord shall not be liable to Tenant therefor, nor shall Tenant have any right to terminate the Lease or other rights (including but not limited to any reduction or abatement of rent) against Landlord in the event of a failure, interruption or suspension of any of the aforesaid services.

         9. Compliance with Law. Tenant shall throughout the term of this Lease, at Tenant's sole cost and expense, comply with or remove or cure any violation of any applicable laws, orders, statutes, ordinances, rules, regulations and requirements of federal, state and municipal governments, including, without limitation, any applicable laws, orders, statutes, ordinances, rules, regulations and requirements of any federal, state or local government relating to occupational safety and health (collectively, the "OSHA Regulations"), all applicable rules and regulations of the Board of Fire Underwriters and any requirements of the certificate of occupancy or any permit with respect to the Demised Premises and the sidewalks, curbs, roadways, alleys, entrances or railroad track facilities, if any, adjacent or appurtenant thereto, and whether the compliance, curing or removal of any such violation and the costs and expenses necessitated thereby shall have been foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord or Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations or additions by Tenant and irrespective of the costs thereof. Tenant, at its sole cost and expense, shall comply with all agreements, contracts, easements, restrictions, reservations or covenants, if any, affecting the Demised Premises or hereafter created by, consented to, or requested by Tenant or Landlord. Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Demised Premises and shall comply with all development permits issued by governmental authorities issued in connection with development of the Demised Premises. Tenant shall procure and maintain all permits and licenses required for the transaction of Tenant's business at the Demised Premises.

         10.      Landlord's Title, Authority and Quiet Enjoyment; Tenant's
                  ---------------------------------------------------------
Authority.
---------

         A. Landlord represents and warrants that it has good and marketable fee simple title to the Demised Premises, subject to the exceptions to title currently encumbering the Demised Premises, and any additional exceptions to title created in connection with Landlord's development or financing of the Demised Premises.

         B. Landlord represents and warrants that it has full and complete authority to enter into this Lease, and so long as Tenant performs each and every term, provision and condition herein contained on the part of Tenant to be kept and performed, Tenant shall peacefully and quietly enjoy the Demised Premises without hindrance or molestation by Landlord or by any other person claiming by, through or under Landlord, subject to the terms of the Lease.

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         C.       Tenant represents and warrants that it has full and complete authority to enter into this Lease under all of the terms, conditions and provisions set forth herein.

         D. Tenant hereby approves the condition of Landlord's title to the Demised Premises. This Lease shall be subject to all easements, covenants, conditions and restrictions presently existing or hereafter created upon the Demised Premises; provided, however, Landlord shall not permit or cause any easements, covenants, restrictions, conditions or other changes in Landlord's title which would materially and adversely impact Tenant's Use.

         11. Subordination. The priority of this Lease and the leasehold estate of Tenant created hereunder are and shall be subject and subordinate to the lien of any mortgage, deed of trust, sale-leaseback, ground lease or similar encumbrance, whether such encumbrance is placed against the fee or leasehold estate, affecting the Demised Premises and to all renewals, modifications, consolidations, replacements and extensions thereof, and advances thereunder. Tenant agrees at any time hereafter, upon demand, to execute and deliver any instruments, releases or other documents that may reasonably be required for the purpose of subjecting and subordinating this Lease, as above provided, to the lien of any such mortgage, deed of trust, ground lease, sale-leaseback or similar encumbrance in a form reasonably acceptable to Tenant and the holder of such mortgage or instrument.

         12. Assignment and Sublease. Provided there are no Events of Defaults hereunder or under the Note Agreement, as defined herein and therein, Tenant may assign this Lease or sublease all or any portion of the Demised Premises subject to the terms hereof.

         Tenant shall not assign this Lease without the exclusive prior written consent of Landlord and any mortgagee. Notwithstanding the foregoing, Tenant may assign this Lease to any person which is a successor to Tenant as permitted by the terms of the Note Agreement.

         If this Lease is assigned, Lessor may collect Base Rent and Additional Rent directly from such assignee. If any part of the Demised Premises is sublet and any Event of Default exists hereunder, Landlord may collect Base Rent and Additional Rent from such subtenant.

         Any assignment or sublease shall require the assignee or subtenant to comply with all terms of this Lease except for any sublease term, which shall be at Tenant's discretion (but in no event extend beyond the term of this Lease), and a duplicate original of such sublease or assignment shall be delivered to Landlord at least ten (10) days prior to the commencement of such sublease or assignment.

         Any assignee shall assume, by instrument in form and content satisfactory to Landlord, the due performance of all of Tenant's obligations under this Lease, including any accrued obligations at the time of the effective date of the assignment, and such assumption agreement shall state that the same is made by the assignee for the express benefit of Landlord as a third party beneficiary thereof.

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         Each sublease permitted hereby shall be subject and subordinate to all of the terms, covenants and conditions of this Lease and to all of the rights of Landlord hereunder; and in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Landlord's option, attorn to Landlord and waive any rights the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease. No sublease shall be permitted hereby unless as a condition to effectiveness thereof, Tenant shall have assigned to Landlord and Landlord shall have effectively assigned to mortgagee such sublease.

         Tenant agrees to pay on behalf of Landlord any and all costs of Landlord or otherwise occasioned by such assignment or subletting, including without limitation, the cost of any alteration, addition, improvement or other renovation or refurbishment to the Demised Premises made in connection with such assignment or subletting and any cost imposed by any governmental authority in connection with any of the foregoing.

         No assignment or sublease shall be made unless any guarantor of the Tenant's obligations or any party responsible for Tenant's obligations shall give its written consent to such assignment or sublease and confirm that its obligations shall not be affected by such assignment or sublease, and, provided, further, that if any modification to the Lease is proposed to be made after such assignment or sublease, then, at Landlord's or mortgagee's option, all prior assignors and sublessors, and all such obligated parties, shall be required to confirm in writing their approval of such modification, and that their obligations continue as to the Lease as so modified.

         No assignment or subletting under this paragraph shall relieve Tenant (or any guarantor of Tenant's obligations under the Lease or any assignee) of its obligations hereunder. Any assignment or subletting of this Lease which is not in compliance with the provisions of this paragraph shall be of no effect and void. Except as permitted hereby, Tenant shall not transfer, sublet, assign or otherwise encumber its interest in the Lease or the Demised Premises.

         Notwithstanding anything contained in this Lease to the contrary and notwithstanding any consent by Landlord to any sublease of the Demised Premises, or any portion thereof, or to any assignment of this Lease or of Tenant's interest or estate in the Demised Premises, no sublessee shall assign its sublease nor further sublease the Demised Premises, or any portion thereof, and no assignee shall further assign or sublet its interest in this Lease or its interest or estate in the Demised Premises, or any portion thereof, without Landlord's prior written consent in each and every instance which consent may be withheld or delayed as above provided. No such further assignment or subleasing shall relieve Tenant from any of Tenant's obligations in this Lease contained.

         13. Lease Extension. If this Lease shall not have been terminated pursuant to any provisions hereof and no Events of Default exist hereunder or under the Note Agreement, then Tenant may, at Tenant's option, extend the term of this Lease for two (2) successive additional terms of five (5) years each (each an "Extension Term," collectively the "Extension Terms") commencing on the expiration of the original term, or the immediately preceding Extension Term, as the case may be. Tenant may exercise such option by giving Landlord written notice at

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least six (6) months prior to the expiration of the original term or the immediately preceding Extension Term, as the case may be. Upon the giving by Tenant to Landlord of such written notice and the compliance by Tenant with the foregoing provisions of this paragraph, this Lease shall be deemed to be automatically extended upon all the covenants, agreements, terms, provisions and conditions set forth in this Lease, except that Base Rent for each such Extension Term shall be the then fair market value for the Demised Premises.

         14.      Impositions.
                  -----------

         A. Tenant covenants and agrees to pay during the term of this Lease, as Additional Rent, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, all real estate taxes, special assessments, water rates and charges, sewer rates and charges, including any sum or sums payable for present or future sewer or water, charges for public utilities, street lighting, excise levies, licenses, permits, inspection fees, other governmental charges, and all other charges or burdens of whatsoever kind and nature (including costs, fees, and expenses of complying with any restrictive covenants or similar agreements to which the Demised Premises are now or hereafter subject) incurred in the use, occupancy, ownership, operation, leasing or possession of the Demised Premises, without particularizing by any known name or by whatever name hereafter called, and whether any of the foregoing be general or special, ordinary or extraordinary, foreseen or unforeseen (all of which are sometimes herein referred to as "Impositions"), which at any time during the term may have been or may be assessed, levied, confirmed, imposed upon, or become a lien on the Demised Premises, or any portion thereof, or any appurtenance thereto, rents or income therefrom, and such easements or rights as may now or hereafter be appurtenant or appertain to the use of the Demised Premises.

         B. If, at any time during the term of this Lease, any method of taxation shall be such that there shall be levied, assessed or imposed on Landlord, or on the Basic Rent or Additional Rent, or on the Demised Premises or on the value of the Demised Premises, or any portion thereof, a capital levy, sales or use tax, gross receipts tax or other tax on the rents received therefrom, or a franchise tax, or an assessment, levy or charge measured by or based in whole or in part upon such rents or value, Tenant covenants to pay and discharge the same, it being the intention of the parties hereto that the rent to be paid hereunder shall be paid to Landlord absolutely net without deduction or charge of any nature whatsoever foreseeable or unforeseeable, ordinary or extraordinary, or of any nature, kind or description, except as in this Lease otherwise expressly provided. Nothing in this Lease contained shall require Tenant to pay any municipal, state or federal net income or excess profits taxes assessed against Landlord, or any municipal, state or federal capital levy, estate succession, inheritance or transfer taxes of Landlord.

         C. Tenant covenants to furnish Landlord, on or before the date upon which any Imposition or other tax, assessment, levy or charge is due and payable, official receipts of the appropriate taxing authority, or other appropriate proof satisfactory to Landlord, evidencing the payment of the same.

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         D.       Tenant shall have the right at its own expense to contest the amount or validity, in whole or in part, of any Imposition by appropriate proceedings diligently conducted in good faith, but only after payment of such Imposition, unless such payment, or a payment thereof under protest, would operate as a bar to such contest or interfere materially with the prosecution thereof, in which event, notwithstanding the provisions hereof, Tenant may postpone or defer payment of such Imposition if the Demised Premises or any portion thereof would, by reason of such postponement or deferment, be in danger of being forfeited or lost. Upon the termination of any such proceedings, Tenant shall pay the amount of such Imposition or part thereof, if any, as finally determined in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, including attorney's fees, interest, penalties, fines and other liability in connection therewith. Tenant shall be entitled to the refund of any Imposition, penalty, fine and interest thereon received by Landlord which have been paid by Tenant or which have been paid by Landlord but for which Landlord has been previously reimbursed in full by Tenant. Landlord shall not be required to join in any proceedings referred to in this paragraph unless the provisions of any law, rule or regulation at the time in effect shall require that such proceedings be brought by or in the name of Landlord, in which event Landlord shall join in such proceedings or permit the same to be brought in Landlord's name upon compliance with such conditions as Landlord may reasonably require. Landlord shall not ultimately be subject to any liability for the payment of any fees, including attorney's fees, costs and expenses in connection with such proceedings. Tenant agrees to pay all such fees (including reasonable attorney's fees), costs and expenses or, on demand, to make reimbursement to Landlord for such payment.

         15.      Insurance.
                  ---------

         A. During the term of this Lease, during any extension thereof, and during any holdover period, Tenant shall at its cost and expense procure and keep in force a policy of comprehensive public liability insurance, with limits of not less than $5,000,000 for injury to any one person, $25,000,000 as to any one accident, and $3,000,000 as to property damage, all on a per occurrence basis which policy shall name Landlord and Landlord's mortgagee, if any, as additional insureds. Certified copies of such insurance shall be delivered to Landlord prior to the Commencement Date and shall provide that same may not be canceled, modified or lowered in amounts without prior written notice of not less than thirty (30) days to Landlord and Landlord's mortgagee. Notwithstanding the foregoing, Tenant may insure the foregoing risks under its blanket policy. Any such liability insurance shall contain a contractual liability endorsement covering Tenant's indemnification obligations under this Lease.

         B. During the term of this Lease and any extension thereof, Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect, policies of insurance covering the Improvements constructed, installed or located on the Demised Premises naming the Landlord, as an additional insured and loss payee and Landlord's mortgagee, if any, as mortgagee, against (a) loss or damage by fire; (b) loss or damage from such other risks or hazards now or hereafter embraced by an "Extended Coverage Endorsement," or broadest form of "all risk" coverage including, but not limited to, windstorm, hail, explosion, vandalism, riot and civil commotion, damage from vehicles, smoke damage, water damage and debris removal; (c) loss for flood; (d) loss from so-called explosion, collapse and underground hazards; and (e) loss or damage from such other risks or hazards of a similar or dissimilar nature which are now or may hereafter be customarily insured against with respect to improvements similar in construction, design, general location, use and occupancy to the Improvements. At all times, such insurance coverage shall be in an amount equal to 100% of the then "full replacement cost" of the Improvements. "Full Replacement Cost" shall be interpreted to mean the cost of replacing the improvements without deduction for depreciation or wear and tear, and it shall include a reasonable sum for architectural, engineering, legal, administrative and supervisory fees connected with the restoration or replacement of the Improvements in the event of damage thereto or destruction thereof. If a sprinkler system shall be located in the Improvements, sprinkler leakage insurance shall be procured and continuously maintained by Tenant at Tenant's sole cost and expense. Tenant shall cause to be inserted in the policy of insurance required by this paragraph a so-called "waiver of subrogation" clause as to Landlord and Landlord's insurer.

         C. During the term of this Lease and any extension thereof, Tenant shall maintain Workman's Compensation Insurance in accordance with the laws of the State of Illinois.

         D. Tenant shall maintain insurance coverage (including loss of use and business interruption coverage) upon Tenant's business and upon all personal property of Tenant or the personal property of others kept, stored or maintained on the Demised Premises against loss or damage by fire, windstorm or other casualties or causes for such amount as Tenant may desire, and Tenant agrees that such policies shall contain a waiver of subrogation clause as to Landlord and Landlord's insurer.

         Nothing in this paragraph shall prevent Tenant from taking out insurance of the kind and in the amount provided for under the preceding paragraphs of this paragraph under a blanket insurance policy or policies (certified copies thereof reasonably satisfactory to Landlord shall be delivered to Landlord) which may cover other properties owned or operated by Tenant as well as the Demised Premises; provided, however, that any such policy of blanket insurance of the kind provided for shall specify therein the amounts thereof exclusively allocated to the Demised Premises or Tenant shall furnish Landlord and the holder of any fee mortgage with a written statement from the insurers under such policies specifying the amounts of the total insurance exclusively allocated to the Demised Premises; and provided, further, however, that such policies of blanket insurance shall, as respects the Demised Premises, contain the various provisions required of such an insurance policy by the foregoing provisions hereof.

         E. Tenant shall deliver certified copies of all such insurance to Landlord prior to the Commencement Date hereof and certified copies and evidence of payment for all renewal coverage not less than ten (10) days prior to the expiration of any such insurance. Such policies shall provide (except in case of general liability insurance) for losses up to $1,000,000 to be adjusted by and paid to Tenant and losses equal to or in excess of $1,000,000 shall be adjusted by Tenant subject to the reasonable approval of Landlord and any mortgagee, and, while the Notes are outstanding, paid to the Agent.

         F. Tenant hereby releases Landlord (and Landlord's assignees, employees, agents and servants) and waives any claims it may have against Landlord from any liability for damage to or destruction of Tenant's trade fixtures, personal property (including also property under the care, custody, or control of Tenant), machinery, equipment, furniture, fixtures and business interests on the Premises, except arising from Landlord's gross negligence. This paragraph shall apply especially, but not exclusively, to damage or destruction caused by the flooding of basements or other subsurface areas, or by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally, whether any such damage results from the act or omission of other tenants or occupants in the Premises or any other persons, and whether such damage be caused by or result from any of the aforesaid, or shall be caused by or result from other, circumstances of a similar or dissimilar nature.

         16.      Destruction and Restoration.
                  ---------------------------

         A. Tenant covenants and agrees that in case of damage to or destruction of the Demised Premises after the Commencement Date of the term of this Lease, by fire or otherwise, Tenant, at its sole cost and expense, shall promptly restore, repair, replace and rebuild the same as nearly as possible to the condition that the same were in immediately prior to such damage or destruction with such changes or alterations (made in conformity with paragraph 6 hereof) as may be reasonably acceptable to Landlord or required by law. Tenant shall forthwith give Landlord written notice of such damage or destruction upon the occurrence thereof and specify in such notice, in reasonable detail, the extent thereof. Such restoration, repairs, replacements, rebuilding, changes and alterations, including the cost of temporary repairs for the protection of the Demised Premises, or any portion thereof, pending completion thereof are sometimes hereinafter referred to as the "Restoration." The Restoration shall be carried on and completed in accordance with the provisions and conditions of this Lease including but not limited to paragraphs 5, 6, 9, and 16 hereof. Tenant shall, at Tenant's expense, regardless of whether there are sufficient insurance proceeds therefor, promptly commence and complete with all due diligence the Restoration to as nearly as possible the condition which existed prior to such damage or destruction.

         B. All insurance moneys held by Agent, shall be applied to the payment of the costs of the Restoration and shall be paid out from time to time as the Restoration progresses upon the written request of Tenant, accompanied by a certificate of the architect or a qualified professional engineer in charge of the Restoration stating that as of the date of such certificate (a) the sum requested is justly due to the contractors, subcontractors, materialmen, laborers, engineers, architects, or persons, firms or corporations furnishing or supplying work, labor, services or materials for such Restoration, or is justly required to reimburse Tenant for any expenditures made by Tenant in connection with such Restoration, and when added to all sums previously paid out by Landlord does not exceed the value of the Restoration performed to the date of such certificate by all of said parties; (b) except for the amount, if any, stated in such certificates to be due for work, labor, services or materials, there is no outstanding indebtedness known to the person signing such certificate, after due inquiry, which is then due for work, labor, services or materials in connection with such Restoration, which, if unpaid, might become the basis of a mechanic's lien or similar lien with respect to the Restoration or a lien upon the Demised Premises, or any portion thereof; and (c) the costs, as estimated by the person signing such certificate, of the completion of the Restoration required to be done subsequent to the date of such certificate in order to complete the Restoration do not exceed the sum of the remaining insurance moneys, remaining in the hands of Landlord or Agent, if applicable, after payment of the sum requested in such certificate.

         As a condition to payment, Tenant shall furnish Landlord or Agent, if applicable, at the time of any such payment with evidence reasonably satisfactory to Landlord or Agent, if applicable, that there are no unpaid bills in respect to any work, labor, services or materials performed, furnished or supplied in connection with such Restoration. If the insurance moneys in the hands of Landlord, shall be insufficient to pay the entire costs of the Restoration, Tenant agrees to pay any deficiency promptly. Tenant shall continue to be liable for full payment of Base Rent, Additional Rent and any other amounts due and payable hereunder. Upon completion of the Restoration and payment in full thereof by Tenant, Landlord or Agent, if applicable, shall within a reasonable period of time thereafter, turn over to Tenant all insurance moneys or other moneys then remaining upon submission of proof reasonably satisfactory to Landlord or Agent, if applicable, that the Restoration has been paid for in full and the damaged or destroyed Improvements repaired, restored or rebuilt as nearly as possible to the condition they were in immediately prior to such damage or destruction, or with such changes or alterations as may be made in conformity with the terms hereof.

         C. No destruction of or damage to the Demised Premises, or any portion thereof, by fire, casualty or otherwise shall permit Tenant to surrender this Lease or shall relieve Tenant from its liability to pay to Landlord the Base Rent and Additional Rent payable under this Lease or from any of its other obligations under this Lease, and Tenant waives any rights now or hereafter conferred upon Tenant by present or future law or otherwise to quit or surrender this Lease or the Demised Premises, or any portion thereof, to Landlord or to any suspension, diminution, abatement or reduction of rent on account of any such damage or destruction.

         17.      Condemnation.
                  ------------

         A. If, during the term of this Lease, the entire Demised Premises shall be taken as the result of the exercise of the power of eminent domain, condemnation or a deed in lieu of the foregoing (a "Taking"), this Lease and all right, title and interest of Tenant hereunder shall cease and come to an end on the date of vesting of title pursuant to such Taking and Landlord shall be entitled to and shall receive the total award made in such Taking, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease.

         In any Taking of the Demised Premises, or any portion thereof, whether or not this Lease is terminated as in this paragraph provided, Tenant shall not be entitled to any portion of the award for the Taking of the Demised Premises or damage to the Improvements, except as otherwise provided herein with respect to the restoration of the Improvements, or for the estate or interest of Tenant therein, all such award, damages, consequential damages and compensation being hereby assigned to Landlord, and Tenant hereby waives any right it now has or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease, except that Tenant shall have, nevertheless, the limited right to prove in the Taking and to receive any award which may be made for damages to or condemnation of Tenant's movable trade fixtures and equipment, and for Tenant's relocation costs in connection therewith.

         B. If, less than the entire Demised Premises, but more than 15% of the floor area of the Improvements, or more than 50% of the Land, shall be taken in any such Taking, this Lease shall, upon vesting of title in the Taking, terminate as to the portion of the Demised Premises so taken, and Tenant may, at its option, terminate this Lease as to the remainder of the Demised Premises. Tenant shall not have the right to terminate this Lease pursuant to the preceding sentence unless (a) the business of Tenant conducted in the portion of the Demised Premises taken cannot reasonably be carried on with substantially the same utility and efficiency in the remainder of the Demised Premises (or any substitute space securable by Tenant pursuant to clause [b] hereof) and (b) Tenant cannot construct or secure substantially similar space to the space so taken, on the Demised Premises. Such termination as to the remainder of the Demised Premises shall be effected by notice in writing given not more than 60 days after the date of vesting of title in such Taking, and shall specify a date not more than 60 days after the giving of such notice as the date for such termination. Upon the date specified in such notice, the term of this Lease, and all right, title and interest of Tenant hereunder, shall cease and come to an end. If this Lease is terminated as in this paragraph 17B provided, Landlord shall be entitled to and shall receive the total award made in such Taking, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease except as otherwise provided in paragraph 17A. The right of Tenant to terminate this Lease, as provided in this paragraph 17B, shall be exercisable only upon condition that no Event of Default exist hereunder or under the Note Agreement, and such termination upon Tenant's part shall become effective only upon compliance by Tenant with all such terms, covenants and conditions to the date of such termination. In the event that Tenant elects not to terminate this Lease as to the remainder of the Demised Premises, the rights and obligations of Landlord and Tenant shall be governed by the provisions of paragraph 17C hereof.

         C. If 15%, or less, of the floor area of the Improvements, or 50%, or less, of the Land, shall be taken in such Taking, or if more than 15% of the floor area of the Improvements or more than 50% of the Land is taken (but less than the entire Demised Premises), and this Lease is not terminated as in paragraph 17B hereof provided, this Lease shall, upon vesting of title in the Taking, terminate as to the parts so taken, and Tenant shall have no claim or interest in the award, damages, consequential damages and compensation, or any part thereof except as otherwise provided in paragraph 17A. Landlord shall be entitled to and shall receive the total award made in such Taking, Tenant hereby assigning any interest in such award, damages, consequential damages and compensation to Landlord, and Tenant hereby waiving any right Tenant has now or may have under present or future law to receive any separate award of damages for its interest in the Demised Premises, or any portion thereof, or its interest in this Lease except as otherwise provided in paragraph 17A. The net amount of the award (after deduction of all costs and expenses, including attorney's fees), shall be held by Landlord as trustee or so long as the Notes remain outstanding, by Agent and applied as hereinafter provided. Tenant, in such case, covenants and agrees, at Tenant's sole cost and expense (subject to reimbursement to the extent hereinafter provided), promptly to restore that portion of the Improvements on the Demised Premises not so taken to a complete architectural and mechanical unit for the use and occupancy of Tenant as in this Lease provided. In the event that the net amount of the award (after deduction of all costs and expenses, including attorney's fees) is insufficient to pay all costs of such restoration work, Tenant shall deposit with Landlord as trustee such additional sums as may be required upon the written request of Landlord so long as Tenant has participated in the Proceedings; provided, however, Landlord shall retain ultimate control over any final settlement or litigation with the condemning authority, and provided further that notwithstanding that the net amount of the award may be insufficient to pay all costs of the restoration work, Tenant shall continue to be liable for payment of Base Rent, Additional Rent and any other amount due and payable hereunder, which amounts shall not be abated except as provided in Paragraph 17E below. The provisions and conditions in paragraph 6 applicable to changes and alterations shall apply to Tenant's obligations to restore that portion of the Improvements to a complete architectural and mechanical unit. Landlord agrees in connection with such restoration work to apply so much of the net amount of any award (after deduction of all costs and expenses, including attorney's fees) that may be received by Landlord and held by Landlord as trustee in any such Proceedings for physical damage to the Improvements as a result of such taking to the costs of such restoration work thereof and the said net award for physical damage to the Improvements as a result of such taking shall be paid out from time to time to Tenant, or on behalf of Tenant, as such restoration work progresses upon the written request of Tenant, which shall be accompanied by a certificate of the architect or the registered professional engineer in charge of the restoration work stating that (a) the sum requested is justly due to the contractors, subcontractors, materialmen, laborers, engineers, architects or other persons, firms or corporations furnishing or supplying work, labor, services or materials for such restoration work or as is justly required to reimburse Tenant for expenditures made by Tenant in connection with such restoration work, and when added to all sums previously paid out by Landlord as trustee does not exceed the value of the restoration work performed to the date of such certificate; and (b) the net amount of any such award for physical damage to the Improvements as a result of such taking remaining in the hands of Landlord, together with the sums, if any, deposited by Tenant with Landlord as trustee pursuant to the provisions hereof, will be sufficient upon the completion of such restoration work to pay for the same in full. If payment of the award for physical damage to the Improvements as a result of such taking, as aforesaid, shall not be received by Landlord in time to permit payments as the restoration work progresses (except in the event of an appeal of the award by Landlord), Tenant shall not be required to proceed with any restoration work until payment of such award is received by Landlord; provided, however, delay in payment of such amount shall not release Tenant of its obligation to pay Base Rent, Additional Rent and other amounts due and payable hereunder during any such delay and there shall be no abatement of Base Rent, Additional Rent or any other amounts except as provided in Paragraph

17E below. If Landlord appeals an award and payment of the award is delayed pending appeal, Tenant shall, nevertheless, perform and fully pay for such work without delay, and payment of the amount to which Tenant would have been entitled had Landlord not appealed the award (in an amount not to exceed the net award prior to such appeal) shall be made by Landlord to Tenant as restoration progresses pursuant to this Paragraph 17C, in which event Landlord shall be entitled to retain an amount equal to the sum disbursed to Tenant pursuant to the preceding sentence out of the net award as and when payment of such award is received by Landlord. Tenant shall also furnish Landlord as trustee with each certificate hereinabove referred to, together with evidence reasonably satisfactory to Landlord that there are no unpaid bills in respect to any work, labor, services or materials performed, furnished or supplied, or claimed to have been performed, furnished or supplied, in connection with such restoration work, and that no liens have been filed against the Demised Premises, or any portion thereof. Landlord as trustee shall not be required to pay out any funds when there are unpaid bills for work, labor, services or materials performed, furnished or supplied in connection with such restoration work, or where a lien for work, labor, services or materials performed, furnished or supplied has been placed against the Demised Premises, or any portion thereof. Upon completion of the restoration work and payment in full therefor by Tenant, and upon submission of proof reasonably satisfactory to Landlord that the restoration work has been paid for in full and that the Improvements have been restored or rebuilt to a complete architectural and mechanical unit for the use and occupancy of Tenant as provided in this Lease, Landlord as trustee shall pay over to Tenant any portion of the cash deposit furnished by Tenant then remaining; provided, however, any other amounts awarded in such Proceedings which remain following restoration of the Demised Premises shall be the property of Landlord and Tenant shall have no claim thereto.

         D. In the event of any partial termination of this Lease as a result of any such Taking, Tenant shall pay to Landlord all Base Rent and all Additional Rent and other charges payable hereunder with respect to that portion of the Demised Premises so taken in such Taking with respect to which this Lease shall have terminated justly apportioned to the date of such termination. From and after the date of vesting of title in such Taking, Tenant shall continue to pay the Base Rent and Additional Rent and other charges payable hereunder, as in this Lease provided, to be paid by Tenant, subject to abatement, if any, as provided for in paragraph 17E hereof.

         E. In the event of a partial taking of the Demised Premises under paragraph 17C hereof, or a partial taking of the Demised Premises under paragraph 17B hereof, followed by Tenant's election not to terminate this Lease, the Base Rent payable hereunder during the period from and after the date of vesting of title in such Taking to the termination of this Lease shall not be reduced unless Tenant shall have completed the restoration work with its own funds in accordance with the provisions of the Lease and Landlord shall have applied the net amount of any award to reduce the indebtedness secured by any financing encumbering the Demised Premises, in which event Base Rent payable hereunder shall be reduced pro rata.

         F. THE PARTIES HERETO HEREBY ACKNOWLEDGE AND AGREE THAT NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS LEASE IT IS THE INTENT OF THE PARTIES THAT IF AS A RESULT OF ANY TAKING THERE IS

ANY REDEMPTION OR OTHER REPAYMENT OF THE NOTES AND THE PROCEEDS RECEIVED FROM SUCH TAKING ARE INSUFFICIENT TO PAY IN FULL ANY PRINCIPAL, INTEREST OR MAKE-WHOLE AMOUNT, IF ANY, DUE AND PAYABLE ON THE NOTES ON ACCOUNT OF THE TAKING, THAT THE TENANT SHALL, UPON DEMAND, PAY THE AMOUNT OF SUCH INSUFFICIENCY.

         18. Default by Tenant. The occurrence of any one or more of the following events shall constitute an "Event of Default" by Tenant:

         A. The failure by Tenant to make any payment of Base Rent, Additional Rent or any other amount required to be paid by Tenant hereunder, and any interest for late payment thereof, as and when due, where such failure shall continue for a period of five (5) days.

         B. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of paragraphs 12 or 15.

         C. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease (except as set forth in paragraphs 18A and 18B above) where such failure shall continue for a period of thirty (30) days after Tenant obtains knowledge of such failure or default.

         D. The occurrence of an Event of Default under Section 11 of the Note Agreement.

         19. Landlord's Remedies. Upon the occurrence of an Event of Default, Landlord, in addition to other rights or remedies it may have, shall have the right to terminate this Lease, or without terminating this Lease, terminate Tenant's right to possession of the Demised Premises, and in either event Tenant shall immediately surrender possession of the Demised Premises to Landlord and if Tenant fails to do so, Landlord may, without prejudice to any other remedy it may have for possession or arrearage of rentals, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, with or without legal proceedings, without being liable for prosecution or any claim or damage therefor. In such event, Landlord shall be entitled to recover from Tenant all reasonable damages incurred by Landlord by reason of such Event of Default, including without limitation, the cost of recovering possession of the Demised Premises, expenses of reletting including reasonable renovation and alteration of the Demised Premises, attorneys, fees, real estate commissions, and any other sum of money, late charges and damages.

         If Tenant's right to possession of the Demised Premises is terminated without termination of the Lease, Landlord shall be entitled to enforce all of Landlord's rights and remedies under the Lease, including the right to recover the rent as it becomes due hereunder. Should Landlord elect to relet the Demised Premises or any part thereof, Landlord may do so for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem appropriate. Rental and other amounts received by Landlord in connection with such reletting shall be applied in such manner and to such parties as Landlord shall determine. Should such rentals and other amounts received from such reletting during any month be less than Tenant's obligations hereunder, Tenant shall pay such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of the Demised Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

         In the event Landlord terminates this Lease in accordance herewith, Tenant shall be liable and shall pay to Landlord, the sum of all rent and other payments owed to date to Landlord, all sums owed to date to third parties (including without limitation, all Impositions) hereunder accrued to the date of such termination, all amounts required to be spent by Landlord to fulfill any of Tenant's obligations which Tenant did not fulfill prior to termination by Landlord, plus, an amount equal to the present value discounted at the Federal Reserve discount rate of (i) the total rental payments hereunder for the remaining portion of the term of the Lease, calculated as if such term the Expiration Date, unless Tenant has extended this Lease, in which case such calculation shall be as if the term expires on the final day of the Extension Term then in effect, less (ii) the fair market rental value of the Demised Premises for such remaining period. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain, as damages by reason of such expiration or termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above. Notwithstanding the foregoing, Landlord and Tenant agree that it is extremely difficult and impractical to establish the amount of damages Landlord would sustain upon an Event of Default. The parties hereby agree that a reasonable estimate of such other amounts necessary to compensate Landlord in such event and not otherwise included herein is the sum of the principal amount of the Notes then outstanding plus interest accrued thereon together with the Make Whole Amount, less the amounts set forth above in this paragraph (the "Liquidated Damages"). Landlord shall be entitled such Liquidated Damages from Tenant not as a penalty but as liquidated damages.

         In addition to the aforesaid remedies, Landlord shall be entitled to pursue any other remedy now or hereafter available to Landlord at equity or under the laws or judicial decisions of the state where the Demised Premises is located or by statute or otherwise. All rights and remedies of Landlord herein enumerated shall be cumulative, and the exercise or the commencement of the exercise by Landlord of any one or more of such rights or remedies should not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies. Tenant shall pay, upon demand, all of Landlord's costs, including reasonable attorneys' fees and court costs, incident to the enforcement of Tenant's obligations hereunder. A receipt by Landlord of rent with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provisions of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. Without limiting the generality of the foregoing, no failure by Landlord to insist upon the performance of any of the terms of this Lease or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of such breach or any of the terms of this Lease, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition. In addition to other remedies in this Lease provided, Landlord shall be entitled to seek a restraint by injunction of the violation or attempted or threatened violation of the covenants, conditions and provisions of this Lease.

         20. Notices. All notices shall be sent by registered mail, return receipt requested personal delivery, or by recognized overnight courier providing proof of delivery, to the following addresses:

         To Landlord:                          To Tenant:

         Hewitt Properties II LLC              Hewitt Associates LLC
         100 Half Day Road                     100 Half Day Road
         Lincolnshire, Illinois 60069          Lincolnshire, Illinois 60069
         Attn.: Gerald I. Wilson               Attn: John M. Ryan

         Any notice shall be deemed to have been given five (5) days after the date deposited in the United States mail, on the date of personal delivery, or on the first business day after sending when delivery by recognized overnight courier providing proof of delivery, in the manner aforesaid. Either party, by notice to the other, shall have the right to change the addresses for notice(s) to be sent to such party, and to add or substitute entities to which a copy of any notice shall be sent by the other party.

         21. Brokerage. Landlord and Tenant acknowledge that no real estate broker brought about this lease transaction. Landlord hereby indemnifies Tenant against claims for brokerage fees, commissions or similar compensation by any party claiming by, through or under Landlord in connection with this Lease, and Tenant hereby indemnifies Landlord against claims for brokerage fees, commissions or similar compensation by any party claiming by, through or under Tenant in connection with this Lease.

         22. Estoppel. Landlord and Tenant shall, at any time upon not less than twenty (20) days prior written notice, execute and deliver to a prospective new landlord, lender, or assignee or subtenant of Tenant, as the case may be, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the party's knowledge, any uncured defaults on the part of the other party hereunder, or so specifying such defaults if any are claimed, and (iii) other reasonable requests that relate to the Lease.

         23.      Hazardous Substances.
                  --------------------

         A.       For purposes hereof, "Hazardous Substance" means:

                  (i) "Hazardous Substances" as defined by the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss.9601 et. seq., as amended, and all regulations promulgated thereunder, the Federal Clean Air Act, as amended (42 U.S.C. ss.7401 et. seq.) and the Federal Water Pollution Control Act ("FWPCA"), 33 U.S.C. ss.1317 et. seq. as amended and all regulations promulgated thereunder;

                  (ii) "Hazardous Waste" as defined by the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. ss.6602 et. seq. as amended and all regulations promulgated thereunder;

                  (iii) Any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended;

                  (iv)     Gas, gasoline, oil or other petroleum products;

                  (v) Any radioactive material, including any source, special nuclear or by-product material as defined in 42 U.S.C. ss.2011 et. seq. as amended or hereafter amended, and all regulations promulgated thereunder;

                  (vi)     Asbestos; and

                  (vii) Anything defined as a hazardous, toxic or radioactive material, waste or substance or the use, transportation or disposal of which is regulated under applicable law or rules and regulations issued pursuant thereof;

(all of the foregoing statutes, laws, ordinance, rules, regulations, and common law theories being sometimes hereinafter collectively referred to as "Environmental Laws").

         B. Tenant shall not allow any Hazardous Substance to be located on the Demised Premises and shall not conduct or authorize the generation, transportation, storage, treatment, release or disposal at the Demised Premises, of any Hazardous Substance other than in quantities incidental to the conduct of Tenant's Use and in compliance with Environmental Laws; provided, however, nothing herein contained shall permit Tenant to allow any so-called "acutely hazardous", "ultra-hazardous", "imminently hazardous chemical substance or mixture" or comparable Hazardous Substance to be located on or about the Demised Premises.

         C. If the presence, release, threat of release, placement on or in the Demised Premises, or the generation, transportation, storage, treatment, or disposal at the Demised Premises of any Hazardous Substances as a result of Tenant's operations at the Demised Premises: (i) gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under Environmental Laws, (ii) causes or threatens to cause a significant public health effect, or (iii) pollutes or threatens to pollute the environment, Tenant shall promptly take any and all remedial and removal action necessary to clean up the Demised Premises and mitigate exposure to liability arising from the hazardous substance, whether or not required by law.

         D. Tenant shall indemnify, defend and hold Landlord harmless from all damages, costs, losses, expenses (including, but not limited to, actual attorneys fees and engineering fees) arising from or attributable to the existence of any Hazardous Substances at the Demised Premises as a result of Tenant's operations at the Demised Premises, and (ii) any breach by Tenant of any of its covenants contained herein.

         E. Upon request by Landlord during the term of this Lease, Tenant shall undertake and submit to Landlord an environmental audit from an environmental consulting firm reasonably acceptable to Landlord which audit shall evidence Tenant's compliance herewith. Tenant shall bear the cost of such environmental audit.

         F. Landlord or Tenant shall give the other prompt written notice upon discovery of any Hazardous Substance at or adjacent to the Demised Premises. Landlord and Tenant's obligations hereunder shall survive termination of the Lease.

         24.      Surrender.
                  ---------

         A. Upon any termination or expiration of this Lease, Tenant shall surrender the Demised Premises in the same condition as existed at the Rent Commencement Date, except for normal wear and tear and damage caused by the fire or other casualty subject to the terms of this Lease; provided, however, that nothing in this paragraph is intended to change or diminish Tenant's obligations under any other part of this Lease. Any damage to the Demised Premises resulting from the removal of such Alterations shall be repaired by Tenant at Tenant's expense. If the Demised Premises be not surrendered as above set forth, Tenant shall indemnify, defend and hold Landlord harmless against loss or liability resulting from the delay by Tenant in so surrendering the Demised Premises, including, without limitation any claim made by any succeeding occupant founded on such delay.

         All property of Tenant not removed on or before the last day of the term of this Lease shall be deemed abandoned. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord with respect to removal, storage or disposal of abandoned property and with respect to restoring said Demised Premises to good order, condition and repair.

         25. Liens. Tenant has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of

Landlord or Tenant in the Demised Premises, or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who furnish materials or perform labor for any construction or repairs, and Tenant covenants and agrees that it shall not mortgage, encumber or pledge this Lease or any interest therein. The preceding sentence shall not be construed as prohibiting Tenant from making alterations as provided above or from permitting any other mechanics or materialmen's lienable work to be performed as long as such work is not prohibited by this Lease. Tenant agrees to indemnify and hold Landlord harmless from any lien filed against the Demised Premises on account of work performed by or on behalf of Tenant and from any and all losses, costs, damages, expenses, liabilities, suits, penalties, claims and damages (including attorney fees) arising from or relating to such lien. After Tenant's receipt of notice or actual knowledge of the placing of any lien or encumbrance against the Demised Premises, Tenant shall immediately give Landlord written notice thereof. Tenant shall within ten (10) days therefrom remove such lien by payment.

         If Tenant shall fail to discharge such mechanic's lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying to the claimant the amount claimed to be due by procuring the discharge of such lien as to the Demised Premises by deposit in the court having jurisdiction of such lien, a cash sum sufficient to secure the discharge of the same, or by the deposit of a bond or other security with such court sufficient in form, content and amount to procure the discharge of such lien, or in such other manner as is now or may in the future be provided by present or future law or the discharge of such lien as a lien against the Demised Premises. Any amount paid by Landlord, or the value of any deposit so made by Landlord, together with all costs, fees and expenses in connection therewith (including attorneys' fees of Landlord), together with interest thereon at the Default Rate, shall be Additional Rent payable on demand by Landlord.

         26. Interest. Base Rent, Additional Rent and any other amounts due Landlord hereunder, if not paid when due, and any other charges payable by Tenant hereunder not paid when due, including any charges, expenses, liabilities or fees in connection with a default by Tenant, shall accrue interest (the "Default Rate") at the greater of (a) the rate of prime (as published in the Wall Street Journal) plus two percent (2%) per annum or, so long as the Notes are outstanding, (b) the default rate set forth in the Note Agreement from the due date until paid, and to be paid to Landlord by Tenant upon demand.

         27. Inspections. Landlord, its agents, employees, contractors, lenders or prospective lenders, may, after providing Tenant with at least twenty-four (24) hours prior notice except in an emergency situation, enter the Demised Premises during business hours (except in an emergency situation), to
(a) exhibit the Demised Premises to prospective purchasers or lenders and perform due diligence in connection therewith; (b) inspect the Demised Premises to see that Tenant is complying with its obligations hereunder; and (c) exhibit the Demised Premises during the last twelve (12) months of the term to prospective tenants.

         28. Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer its interest in the Demised Premises without the consent of Tenant and in this Lease, and Tenant agrees that in the event of any such transfer Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder; provided, however, any such transferee shall be deemed to have assumed the obligations of Landlord hereunder subject to the conditions and limitations herein contained. Tenant agrees to look solely to Landlord's interest in the Demised Premises for the recovery of any judgment from Landlord, it being agreed that Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers or shareholders, or if Landlord is a limited liability company, its members or managers, shall never be personally liable for such judgment.

         29.      Indemnity.
                  ---------

         A. To the fullest extent allowed by law, Tenant shall at all times indemnify, defend and hold harmless Landlord and any person claiming by or through Landlord from and against any and all claims by or on behalf of any person, firm or corporation, arising from the conduct or management of the Demised Premises, or from any work or things whatsoever done in or about the Demised Premises, and will further indemnify, defend and hold Landlord and any person claiming by or through Landlord harmless against and from any and all claims arising during the term of this Lease, or arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed, pursuant to the terms of this Lease, or arising from, any act or negligence of Tenant, its agents, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the term of this Lease, in or about the Demised Premises or upon the sidewalk and the land adjacent thereto, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

         B. Landlord shall protect, indemnify and hold Tenant harmless from and against any and all loss, claims, liability or costs (including court costs and attorneys' fees) incurred by reason of: (a) any damage to any property or any injury to any person occurring in or on the Demised Premises to the extent that such injury or damage shall be caused by the gross negligence or willful misconduct of Landlord or its agents, servants or employees; provided, however, that such indemnification shall be limited to the extent of the sum of:
(i) amounts of insurance proceeds recovered by Landlord under insurance policies carried by Landlord for such injury or damage, after deductibles, or insurance proceeds that would have been received in the event Landlord had not elected to self-insure, and (ii) the deductible amounts for such claims under such insurance policies.

         The provisions of this paragraph shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

         30. Modification of Lease. The terms, covenants and conditions of this Lease may not be changed orally but only by an instrument in writing signed by Landlord and Tenant and consented to by mortgagee. The failure of either party hereto to insist in any one or more cases upon the strict performance of any term, covenant or condition of this Lease to be performed or observed by the other party hereto shall not constitute a waiver of relinquishment for the future of any such term, covenant or condition.

         31. Choice of Law and Interpretation. This Lease shall be governed by the internal law of the State in which the Demised Premises is situated, without considering such state's choice of law rules.

         32. Independent Covenant; Net Lease. It is the express intent of Landlord and Tenant that (a) the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Base Rent and Additional Rent, and all other charges and sums payable by Tenant hereunder, shall commence at the times provided herein and shall continue to be payable in all events; (b) all costs or expenses of whatsoever character or kind, general or special, ordinary or extraordinary, foreseen or unforeseen, and of every kind and nature whatsoever that may be necessary or required in and about the Demised Premises, or any portion thereof, and Tenant's possession or authorized use thereof during the term of this Lease, shall be paid by Tenant and all provisions of this Lease are to be interpreted and construed in light of the intention expressed in this paragraph; (c) the Base Rent shall be absolutely net to Landlord so that this Lease shall yield net to Landlord the Base Rent during the term of this Lease; (d) all Impositions, insurance premiums, utility expenses, repair and maintenance expenses, and all other costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Demised Premises, or any portion thereof, which may arise or become due during the term of this Lease, or any extension or renewal thereof, shall be paid or discharged by Tenant as "Additional Rent."

         33. Entry by Landlord. Tenant agrees to permit Landlord or Landlord's mortgagee and authorized representatives of Landlord or Landlord's mortgagee to enter upon the Demised Premises at all reasonable times during ordinary business hours for the purpose of inspecting the same and making any necessary repairs to comply with any laws, ordinances, rules, regulations or requirements of any public body, or the Board of Fire Underwriters, or any similar body. Nothing herein contained shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work, keep and store upon the Demised Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making repairs or the performance of any work in or about the Demised Premises, or on account of bringing material, supplies and equipment into, upon or through the Demised Premises during the course thereof, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

         34. Survival of Obligations. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof.

         35.      Option to Purchase Demised Premises.
                  -----------------------------------

         Tenant (but not any subtenant or assignee of Tenant) shall have the option to purchase the Demised Premises (the "Option") as hereinafter provided.

         A. Tenant shall have the option to purchase the Demised Premises at an option price (the "Option Price") equal to the greater of (x) the then outstanding principal amount of the Notes plus accrued interest thereon through the date of purchase of the Demised Premises together with the Make Whole Amount, if any or (y) the fair market value of the Demised Premises. Tenant may only exercise the Option if the Lease is in full force and effect and no defaults or Events of Default exist at the time Tenant notifies Landlord of the exercise of the Option and at the time set for closing of the Option. Tenant shall signify its intent to exercise the Option by delivering to Landlord its written notice of its exercise of the Option, not later than 60 days prior to the date stated in such notice as the closing date for such Option (the "Notice").

         B. "Fair Market Value" shall be determined by mutual agreement of Landlord and Tenant prior to the delivery of any Notice or if they have not so agreed at the time of delivery of any such Notice, Fair Market Value shall be determined by appraisal as provided herein.

                  (i) Either party may, by notice to the other, appoint a disinterested appraiser. Within 10 days after the service of such notice, the other party may in like manner appoint a disinterested appraiser and give notice thereof to the party appointing the first appraiser. In case of the failure of the other party so to appoint a second appraiser, the first appraiser shall be the sole appraiser and shall determine the Fair Market Value. If two appraisers are so appointed by the parties, they shall promptly attempt to determine the Fair Market Value. If the two appraisers are unable to agree on the Fair Market Value within 20 days after the second appraiser has been appointed, they shall select and appoint in writing a third disinterested appraiser and give notice thereof to both parties.

                  (ii) Within 15 days after the selection and appointment of the third appraiser, the three appraisers shall meet and attempt to determine the Fair Market Value. The decision of a majority of the appraisers shall determine the Fair Market Value. If a majority of the three appraisers are unable to agree on the Fair Market Value within said 15-day period, the three appraisers each shall promptly prepare an appraisal of the Fair Market Value and the three appraisals shall be added together and their total being divided by three with the resulting quotient being the Fair Market Value. If, however, the low appraisal and/or high appraisal varies by more than ten percent (10%) from the middle appraisal, the appraisal or appraisals so varying shall be disregarded. If only one appraisal is disregarded, the remaining appraisals shall be added together and their total divided by two with the resulting quotient being the Fair Market Value. If both the low appraisal and the high appraisal are disregarded, the middle appraisal shall establish the Fair Market Value.

                  (iii) Each of the parties shall pay for its own appraiser's fees and the parties will each pay half of the fees of the third appraiser and all other costs of appraisals.

                  (iv) To be qualified to act as an appraiser under this paragraph, a person must be a member of the American Institute of Real Estate Appraisers (or if such institute is not in existence at the time in question, a member of successor or similar organization) and must have minimum of 10 years recent experience in real estate appraisal specializing in commercial office buildings in the suburban Chicago, Illinois.

                  (v) After the Fair Market Value has been determined, the appraisers shall immediately notify the parties and the closing on the sale shall occur on the next rent payment date not less than 60 days from the date of such notification.

         C. Upon the date fixed for any purchase, Tenant shall pay to Landlord, in lawful money of the Untied States, by wire transfer of immediately available funds or as otherwise directed by Landlord, the purchase price therefor specified herein together with all Base Rent, Additional Rent and other sums then due and payable hereunder to and including such date of purchase, and Landlord shall deliver to Tenant a special warranty deed, and any other instruments reasonably necessary to convey the title thereto and to assign any other property then required to be assigned pursuant hereto. Tenant shall pay all charges incident to such conveyance and assignment, including reasonable counsel fees, escrow fees, recording fees, title insurance premiums and all applicable taxes that may be imposed by reason of such conveyance and assignment and the delivery of said deed and other instruments.

         36. No Merger. There shall be no merger of this Lease or the leasehold estate created hereby with the fee estate in the Land and Demised Premises by reason that the same person or entity may acquire, hold or own such estates directly or indirectly.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                            LANDLORD:

                                            HEWITT PROPERTIES II LLC


                                            By: /s/ C.L. Connolly III
                                                --------------------------------

                                            Title: Chief Executive
                                                   -----------------------------


                                            TENANT:

                                            HEWITT ASSOCIATES LLC


                                            By: /s/ John M. Ryan
                                                --------------------------------

                                            Title: Chief Administrative Officer
                                                   -----------------------------

                                    EXHIBIT A

                                Legal Description

                                  See Attached

PIN:  15-22-403-020
      15-22-403-021

Address:  Lots 1 and 2 in Lincolnshire Corporate Center.

THE LAND REFERRED TO IN THIS POLICY IS DESCRIBED AS FOLLOWS:

PARCEL 1: THAT PART OF LOTS 1 AND 2 IN LINCOLNSHIRE CORPORATE CENTER UNIT 3, BEING A SUBDIVISION OF PART OF SECTIONS 22 AND 27, TOWNSHIP 43 NORTH, RANGE 11, EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 3, 1985 AS DOCUMENT 2388875, AND AMENDED BY LETTERS OF AMENDMENT RECORDED NOVEMBER 14, 1986 AS DOCUMENT 2505119 AND NOVEMBER 21, 1986 AS DOCUMENT 2507771, IN LAKE COUNTY, ILLINOIS, DESCRIBED AS FOLLOWS:

THAT PART OF SAID LOTS 1 AND 2 IN THE AFOREMENTIONED LINCOLNSHIRE CORPORATE CENTER UNIT 3 LYING EASTERLY AND NORTHERLY OF THE FOLLOWING DESCRIBED LINE:
BEGINNING AT A POINT ON THE NORTH LINE OF SAID LOT 2, A DISTANCE OF 7.00 FEET WESTERLY OF THE NORTHEAST CORNER THEREOF; THENCE SOUTH 02 DEGREES 08 MINUTES 57 SECONDS WEST PARALLEL WITH THE WEST LINE OF SAID LOT 2, A DISTANCE OF 294.00 FEET; THENCE SOUTH 87 DEGREES 51 MINUTES 03 SECONDS EAST PARALLEL WITH THE NORTH LINE OF LOTS 1 AND 2, A DISTANCE OF 173.00 FEET; THENCE SOUTH 02 DEGREES 08 MINUTES 57 SECONDS WEST, 166.85 FEET; THENCE NORTH 87 DEGREES 51 MINUTES 03 SECONDS WEST PARALLEL WITH THE NORTH LINE OF LOTS 1 AND 2, A DISTANCE OF 20.16 FEET; THENCE SOUTH 02 DEGREES 12 MINUTES 15 SECONDS WEST, 134.83 FEET; THENCE SOUTH 47 DEGREES 08 MINUTES 56 SECONDS WEST, 17.87 FEET; THENCE SOUTH 43 DEGREES 06 MINUTES 17 SECONDS EAST, 11.86 FEET; THENCE SOUTH 46 DEGREES 31 MINUTES 18 SECONDS WEST, 12.01 FEET; THENCE SOUTH 42 DEGREES 51 MINUTES 04 SECONDS EAST,
17.77 FEET; THENCE SOUTH 02 DEGREES 12 MINUTES 15 SECONDS WEST, 59.59 FEET; THENCE SOUTH 47 DEGREES 08 MINUTES 56 SECONDS WEST, 19.45 FEET; THENCE SOUTH 02 DEGREES 12 MINUTES 15 SECONDS WEST, 32.17 FEET; THENCE SOUTH 42 DEGREES 51 MINUTES 04 SECONDS EAST, 156.36 FEET; THENCE SOUTH 13 DEGREES 12 MINUTES 52 SECONDS EAST, 158.99 FEET TO THE SOUTH LINE OF SAID LOT 1.

PARCEL 2: EASEMENT FOR THE BENEFIT OF PARCEL ONE OVER THOSE PORTIONS OF LOTS 1 AND 2 IN LINCOLNSHIRE CORPORATE CENTER UNIT 3, AFORESAID, LYING WESTERLY AND SOUTHERLY OF THE AFOREDESCRIBED LINE, AS CREATED BY THE RECIPROCAL EASEMENT AND SHARED FACILITIES OPERATING AGREEMENT DATED JULY 31, 1998 AND RECORDED - AS DOCUMENT -, BY AND BETWEEN HEWITT PROPERTIES I LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, AND HEWITT PROPERTIES II LLC, AN ILLINOIS LIMITED LIABILITY COMPANY, FOR THE FOLLOWING DESCRIBED PURPOSES: AN EASEMENT TO USE THAT PORTION OF THE COMMON AREA, AS DEFINED THEREIN AND DEPICTED ON THE SITE PLAN ATTACHED AS EXHIBIT "C", CONSISTING OF DRIVEWAYS AND TRAFFIC LANES TO PROVIDE UNINTERRUPTED PASSAGE BY MOTOR VEHICLES FOR INGRESS AID EGRESS BETWEEN THE ENTRANCES AND EXITS; AN EASEMENT TO USE THAT PORTION OF THE AFORESAID COMMON AREA, CONSISTING OF SIDEWALKS AND EXTERIOR WALKWAYS; EASEMENT TO THE PARKING FACILITIES AND SUCH PORTIONS OF THE AFORESAID COMMON AREA CONSISTING OF MARKED PARKING SPACES AND TRAFFIC LANES; EASEMENT TO

USE THE LOADING DOCK AREA, AS DEFINED THEREIN AND DEPICTED ON THE SITE PLAN ATTACHED AS EXHIBIT "C"; EASEMENT FOR MAINTENANCE, REPAIR AND RECONSTRUCTION OF THE COMMON BUILDING COMPONENTS, AS DEFINED THEREIN; EASEMENTS IN THOSE PORTIONS OF THE BASEMENT OF THE PAVILION, THE LOADING DOCK AREA AND THE TECHNOLOGY BUILDING WHERE CHILLERS, SHARED FACILITIES AND PIPES SERVING SUCH FACILITIES ARE CURRENTLY LOCATED FOR THE PURPOSE OF CONNECTING ANY AND ALL OF THE PIPE(S) FOR SHARED FACILITIES AND/OR MAINTAINING, REPAIRING AND REPLACING EXISTING SHARED FACILITIES, AS DEFINED THEREIN; AND EASEMENT FOR BUILDING ENCROACHMENTS OVER THE COMMON AREA AND THE COMMON BUILDING COMPONENTS, IN LAKE COUNTY, ILLINOIS.

                                    EXHIBIT B

                                    Site Plan

                                     [chart]

                                    EXHIBIT C

                      Description of Plans, Specifications
                           and Construction Contracts

                                      None

                                    EXHIBIT D
                                Schedule of Rents

                            HEWITT PROPERTIES II LLC
                      MORTGAGE STYLE AMORTIZATION SCHEDULE
                             August 19, 1998 Closing


        PRINCIPAL                  $45,000,000  Treasury Average       5.600%
        ANNUAL INTEREST                 6.7300%           Spread        1.13%
        PAYMENT PER PERIOD         $341,628.94        BEY Spread        1.22%
        PERIODS PER YEAR                    12          Treasury        11/11
        TERM (PERIODS)                     240
        AVERAGE LIFE (PERIODS)           13.49
        DURATION (PERIODS)              101.42              8.45(years)

-------------------------------------------------------------------------------------------------------------------------------
                          APPLIED TO                  NEW                        PRESENT                           YEAR-WEIGHT
       DATE       PMT     INTEREST    PRINCIPAL     BALANCE       PAYMENT         VALUE     PROPORTION  DURATION    PRINCIPAL
-------------------------------------------------------------------------------------------------------------------------------
  19-Aug-1998        0                           45,000,000.00
     Aug-1998     0.37     92,537.30       0.00  45,000,000.00  $ 92,537.50     92,347.93     0.0021    0.0008           0.00
     Sep-1998     1.37    252,375.00       0.00  45,000,000.00   252,375.00    250,453.37     0.0056    0.0076           0.00
     Oct-1998     2.37    252,375.00       0.00  45,000,000.00   252,375.00    249,056.58     0.0055    0.0131           0.00
     Nov-1998     3.37    252,375.00       0.00  45,000,000.00   252,375.00    247,667.58     0.0055    0.0185           0.00
     Dec-1998     4.37    252,375.00       0.00  45,000,000.00   252,375.00    246,286.32     0.0055    0.0239           0.00
     Jan-1999     5.37    252,375.00       0.00  45,000,000.00   252,375.00    244,912.77     0.0054    0.0292           0.00
     Feb-1999     6.37    252,375.00       0.00  45,000,000.00   252,375.00    243,546.88     0.0054    0.0345           0.00
     Mar-1999     7.37    252,375.00       0.00  45,000,000.00   252,375.00    242,188.60     0.0054    0.0396           0.00
     Apr-1999     8.37    252,375.00       0.00  45,000,000.00   252,375.00    240,837.90     0.0054    0.0448           0.00
     May-1999     9.37    252,375.00       0.00  45,000,000.00   252,373.00    239,494.74     0.0053    0.0499           0.00
     Jun-1999    10.37    252,375.00       0.00  45,000,000.00   252,375.00    238,159.06     0.0053    0.0549           0.00
     Aug-1999    11.37    252,375.00       0.00  45,000,000.00   252,375.00    236,830.84     0.0053    0.0598           0.00
     Aug-1999    12.37    252,375.00       0.00  45,000,000.00   252,375.00    235,510.02     0.0052    0.0647           0.00
     Sep-1999    13.37    252,375.00       0.00  45,000,000.00   252,375.00    234,196.57     0.0052    0.0696           0.00
     Oct-1999    14.37    252,375.00       0.00  45,000,000.00   252,375.00    232,890.44     0.0052    0.0744           0.00
     Nov-1999    15.37    252,375.00       0.00  45,000,000.00   252,375.00    231,591.60     0.0051    0.0791           0.00
     Dec-1999    16.37    252,375.00  89,253.94  44,910,746.06   341,628.94    311,746.97     0.0069    0.1134   1,460,789.42
     Jan-2000    17.37    251,874.43  89,754.50  44,820,991.56   341,628.94    310,008.34     0.0069    0.1196   1,558,736.52
     Feb-2000    18.37    251,371.06  90,257.88  44,730,733.69   341,628.94    308,279.41     0.0069    0.1258   1,657,736.30
     Mar-2000    19.37    250,864.86  90,764.07  44,639,969.62   341,628.94    306,560.12     0.0068    0.1319   1,757,797.51
     Apr-2000    20.37    230,335.83  91,273.11  44,548,696.51   341,628.94    304,850.42     0.0068    0.1380   1,858,928.93
     May-2000    21.37    249,843.94  91,785.00  44,456,911.51   341,628.94    303,150.25     0.0067    0.1439   1,961,139.47
     Jun-2000    22.37    749,329.18  92,299.76  44,364,611.76   341,628.94    301,459.56     0.0067    0.1498   2,064,437.91
     Aug-2000    23.37    248,811.53  92,817.41  44,271,794.35   341,628.94    299,778.31     0.0067    0.1557   2,168,833.37
     Aug-2000    24.37    248,290.98  93,337.96  44,178,456.39   341,628.94    298,106.43     0.0066    0.1614   2,274,334.86
     Sep-2000    25.37    247,767.51  93,861.43  44,084,594.97   341,628.94    296,443.87     0.0066    0.1671   2,380,951.52
     Oct-2000    26.37    247,241.10  94,387.83  43,990,207.14   341,628.94    294,790.59     0.0066    0.1727   2,488,692.52
     Nov-2000    27.37    246,711.75  94,917.19  43,895,289.94   341,628.94    293,146.52     0.0065    0.1783   2,597,567.13
     Dec-2000    28.37    246,179.42  95,449.52  43,799,840.43   341,628.94    291,511.63     0.0065    0.1838   2,707,584.67
     Jan-2001    29.37    245,644.11  95,984.83  43,703,855.60   341,628.94    289,885.85     0.0064    0.1892   2,818,754.54
     Feb-2001    30.37    245,105.79  96,523.15  43,607,332.45   341,628.94    288,269.14     0.0064    0.1945   2,931,086.20
     Mar-2001    31.37    244,564.46  97,064.48  43,510,267.97   341,628.94    286,661.45     0.0064    0.1998   3,044,589.19
     Apr-2001    32.37    244,020.09  97,608.85  43,412,659.12   341,628.94    285,062.72     0.0063    0.2050   3,159,273.11
     May-2001    33.37    243,472.66  98,156.27  43,314,502.85   341,628.94    283,472.91     0.0063    0.2102   3,275,147.64
     Jun-2001    34.37    242,922.17  98,706.77  43,215,796.08   341,628.94    281,891.97     0.0063    0.2153   3,392,222.37
     Aug-2001    35.37    242,368.59  99,260.35  43,116,535.73   341,628.94    280,319.84     0.0062    0.2203   3,510,507.58
     Aug-2001    36.37    241,811.90  99,817.03  43,016,718.70   341,628.94    278,756.48     0.0062    0.2253   3,630,012.71

-------------------------------------------------------------------------------------------------------------------------------
                          APPLIED TO                  NEW                        PRESENT                           YEAR-WEIGHT
       DATE       PMT     INTEREST    PRINCIPAL     BALANCE       PAYMENT         VALUE     PROPORTION  DURATION    PRINCIPAL
-------------------------------------------------------------------------------------------------------------------------------
     Sep-2001    37.37    241,252.10  100,376.84  42,916,341.86  341,628.94    277,201.84     0.0062      0.2302   3,750,747.87
     Oct-2001    38.37    240,689.15  100,939.79  42,815,402.08  341,628.94    275,655.87     0.0061      0.2350  38,727,233.10
     Nov-2001    39.37    240,123.05  101,505.89  42,713,896.19  341,628.94    274,118.52     0.0061      0.2398   3,995,948.51
     Dec-2001    40.37    239,553.77  102,075.17  42,611,821.02  341,628.94    272,589.75     0.0061      0.2445   4,120,434.29
     Jan-2002    41.37    238,981.30  102,647.64  42,509,173.38  341,628.94    271,069.50     0.0060      0.2492   4,246,190.70
     Feb-2002    42.37    238,405.61  103,223.32  42,405,950.06  341,628.94    269,557.73     0.0060      0.2538   4,373,228.08
     Mar-2002    43.37    237,826.70  103,802.23  42,302,147.83  341,628.94    268,054.39     0.0060      0.2583   4,501,556.83
     Apr-2002    44.37    237,744.55  104,384.39  42,197,763.44  341,628.94    266,559.44     0.0059      0.2628   4,631,187.45
     May-2002    43.37    236,659.12  104,969.81  42,092,793.62  341,628.94    265,072.82     0.0059      0.2672   4,762,130.51
     Jun-2002    46.37    236,070.42  105,558.32  41,987,235.10  341,628.94    263,594.50     0.0059      0.2716   4,894,396.64
     Aug-2002    47.37    275,478.41  106,150.33  41,881,084.58  341,628.94    262,124.42     0.0058      0.2759   5,027,996.57
     Aug-2002    48.37    234,883.08  106,745.83  41,774,338.73  341,628.94    260,662.53     0.0058      0.2802   5,162,941.11
     Sep-2002    49.37    234,284.42  107,344.52  41,666,994.21  341,628.94    259,208.80     0.0058      0.2844   5,299,241.12
     Oct-2002    50.37    233,682.39  107,946.54  41,559,047.66  341,628.94    257,763.18     0.0057      0.2885   5,436,907.58
     Nov-2002    51.37    233,076.99  108,551.94  41,450,495.72  341,628.94    256,325.62     0.0057      0.2926   5,575,951.51
     Dec-2002    52.37    232,468.20  109,160.74  41,341,334.98  341,628.94    254,896.08     0.0057      0.2966   5,716,384.04
     Jan-2003    53.37    231,855.99  109,772.95  41,231,562.03  341,628.94    253,474.51     0.0056      0.3006   5,858,216.38
     Feb-2003    54.37    231,240.34  110,388.59  41,121,173.44  341,628.94    252,060.87     0.0056      0.3045   6,001,459.80
     Mar-2003    53.37    230,621.25  111,007.69  41,010,165.75  341,628.94    250,655.11     0.0056      0.3084   6,146,125.68
     Apr-2003    56.37    229,998.68  111,630.26  40,898,535.49  341,628.94    249,257.11     0.0055      0.3122   6,292,225.46
     May-2003    57.37    229,372.62  112,256.32  40,786,279.18  341,628.94    247,867.07     0.0055      0.3160   6,439,770.67
     Jun-2003    38.37    228,743.05  112,885.89  40,673,393.29  341,628.94    246,484.70     0.0055      0.3197   6,588,772.94
     Aug-2003    39.37    278,109.93  113,518.99  40,559,874.30  341,628.94    245,110.05     0.0054      0.3234   6,739,243.96
     Aug-2003    60.37    227,473.30  114,155.64  40,445,718.66  341,628.94    243,743.05     0.0054      0.3270   6,891,195.53
     Sep-2003    61.37    226,833.07  114,795.86  40,330,922.80  341,628.94    242,383.68     0.0054      0.3305   7,044,639.51
     Oct-2003    62.37    226,189.26  115,439.68  40,215,483.12  341,628.94    241,031.90     0.0054      0.3341   7,199,587.88
     Nov-2003    63.37    223,541.83  116,087.10  40,099,396.02  341,628.94    239,687.63     0.0053      0.3375   7,356,052.67
     Dec-2003    64.37    224,890.78  116,738.16  39,982,657.86  341,628.94    238,350.90     0.0053      0.3409   7,514,046.02
     Jan-2004    65.37    274,236.07  117,392.86  39,865,265.00  341,628.94    237,021.60     0.0053      0.3443   7,673,580.16
     Feb-2004    66.37    223,577.69  118,051.24  39,747,213.76  341,628.94    235,699.72     0.0052      0.3476   7,834,667.40
     Mar-2004    67.37    272,915.62  118,713.31  39,628,500.44  341,628.94    234,385.21     0.0052      0.3509   7,997,320.13
     Apr-2004    68.37    222,219.84  119,379.10  39,509,121.35  341,628.94    233,078.03     0.0052      0.3541   8,161,550.87
     May-2004    69.37    221,580.32  120,048.61  39,389,072.73  341,628.94    231,778.14     0.0052      0.3573   8,327,372.18
     Jun-2004    70.37    220,907.05  120,721.89  39,268,350.85  341,628.94    230,485.50     0.0051      0.3604   8,494,796.74
     Aug-2004    71.37    220,230.00  121,398.94  39,146,951.91  341,628.94    229,200.07     0.0051      0.3635   8,663,837.33
     Aug-2004    72.37    219,549.16  122,079.78  39,024,872.13  341,628.94    227,921.81     0.0051      0.3665   8,834,506.80
     Sep-2004    73.37    218,864.49  122,764.44  38,902,107.69  341,628.94    226,650.68     0.0050      0.3695   9,006,818.10
     Oct-2004    74.37    218.173.99  123,452.95  38,778,654.74  341,628.94    225,386.63     0.0050      0.3725   9,180,784.29
     Nov-2004    75.37    217,483.62  124,145.31  38,654,509.42  341,628.94    224,129.64     0.0050      0.3754   9,356,418.50
     Dec-2004    76.37    216,787.37  124,841.56  38,529,667.86  341,628.94    227,879.66     0.0050      0.3782   9,533,733.98
     Jan-2005    77.37    216,087.22  125,541.72  38,404,126.15  341,628.94    221,636.64     0.0049      0.3810   9,712,744.05
     Feb-2005    78.37    215,383.14  126,245.80  38,277,880.35  341,628.94    220,400.56     0.0049      0.3838   9,893,462.15
     Mar-2005    79.37    214,675.11  126,953.82  38,150,926.53  341,628.94    219,171.38     0.0049      0.3866   10,075,901.81
     Apr-2005    80.37    213,963.11  127,665.82  38,023,260.70  341,628.94    217,949.05     0.0048      0.3892   10,260,076.65
     May-2005    81.37    213,247.12  128,381.82  37,894,878.89  341,628.94    216,733.53     0.0048      0.3919   10,446,000.40
     Jun-2005    82.37    212,527.11  129,101.82  37,765,777.07  341,628.94    215,524.80     0.0048      0.3945   10,633,686.87
     Aug-2005    83.37    211,803.07  129,825.87  37,635,951.20  341,628.94    214,322.80     0.0048      0.3971   10,823,150.00
     Aug-2005    84.37    211,074.96  130,553.98  37,505,397.22  341,628.94    213,127.51     0.0047      0.3996   11,014,403.81
     Sep-2005    85.37    210,342.77  131,286.17  37,374,115.05  341,628.94    211,938.89     0.0047      0.4021   11,207,462.43
     Oct-2005    86.37    209,606.47  132,022.46  37,242,088.59  341,628.94    210,756.90     0.0047      0.4045   11,402,340.07
     Nov-2005    87.37    208,866.05  132,762.89  37,109,325.70  341,628.94    209,581.49     0.0047      0.4069   11,599,051.09
     Dec-2005    88.37    208,121.47  133,507.47  36,975,818.23  341,628.94    208,412.65     0.0046      0.4093   11,797,609.90
     Jan-2006    89.37    207.372.71  134,256.22  36,841,562.01  341,628.94    207,250.32     0.0046      0.4116   11,998,031.05

---------------------------------------------------------------------------------------------------------------------------------
                       APPLIED TO                   NEW                       PRESENT                            YEAR-WEIGHT
   DATE        PMT      INTEREST    PRINCIPAL     BALANCE        PAYMENT       VALUE     PROPORTION  DURATION     PRINCIPAL
---------------------------------------------------------------------------------------------------------------------------------
  Feb-2006    90.37    206,619.76  135,009.18   36,706,552.83   341,628.94   206,094.47    0.0046     0.4139    12,200,329.13
  Mar-2006    91.37    205,862.58  135,766.35   36,570,786.48   341,628.94   204,945.07    0.0046     0.4161    12,404,519.05
  Apr-2006    92.37    205,101.16  136,527.78   36,434,258.71   341,628.94   203,802.08    0.0045     0.4183    12,601,615.50
  May-2006    93.37    204,335.47  137,293.47   36,296,965.24   341,628.94   202,665.46    0.0045     0.4205    12,818,633.51
  Jun-2006    94.37    203,565.48  138,063.46   36,158,901.78   341,628.94   201,535.19    0.0045     0.4226    13,028,588.13
  Aug-2006    95.37    202,791.17  138,837.76   36,020,064.02   341,628.94   200,411.21    0.0045     0.4247    13,240,494.56
  Aug-2006    96.37    202,012.53  139,616.41   35,880,447.61   341,628.94   199,293.51    0.0044     0.4268    13,454,368.08
  Sep-2006    97.37    201,229.51  140,399.43   35,740,048.18   341,628.94   198,182.04    0.0044     0.4288    13,670,224.08
  Oct-2006    98.37    200,442.10  141,186.83   35,598.861.35   341,628.94   197,076.77    0.0044     0.4308    13,888,078.09
  Nov-2006    99.37    199,650.28  141,978.66   35,456,882.70   341,628.94   195,977.66    0.0044     0.4327    14,107,945.71
  Dec-2006   100.37    198,854.02  142,774.92   35,314,107.78   341,628.94   194,884.68    0.0043     0.4347    14,329,342.70
  Jan-2007   101.37    198,053.29  143,575.65   35,170,532.13   341,628.94   193,797.80    0.0043     0.4365    14,553,784.88
  Feb-2007   102.37    197,248.07  144,380.87   35,026,151.26   341,628.94   192,716.98    0.0043     0.4384    14,779,788.22
  Mar-2007   103.37    196,438.33  145,190.60   34,880,960.66   341,628.94   191,642.18    0.0043     0.4402    15,007,868.31
  Apr-2007   104.37    195,624.05  146,004.88   34,734,955.77   341,628.94   190,573.38    0.0042     0.4420    15,238,042.82
  May-2007   105.37    194,805.21  146,823.73   34,588,132.05   341,628.94   189,510.55    0.0042     0.4437    15,470,326.57
  Jun-2007   106.37    193,981.77  147,647.16   34,440,484.89   341,628.94   188,453.64    0.0042     0.4454    15,704,736.48
  Aug-2007   107.37    193,183.72  148,475.22   34,292,009.67   341,628.94   187,402.62    0.0042     0.4471    15,941,289.09
  Aug-2007   108.37    192.321.02  149,307.92   34,142.701.76   341,628.94   186,357.46    0.0041     0.4488    16,180,001.07
  Sep-2007   109.37    191,483.65  150,145.28   33,992,556.47   341,628.94   185,318.14    0.0041     0.4504    16,420,889.19
  Oct-2007   110.37    190,641.59  150,987.35   33,841,569.12   341,628.94   184,284.61    0.0041     0.4520    16,663,970.36
  Nov-2007   111.37    189,794.80  151,834.14   33,689,734.99   341,628.94   183,256.84    0.0041     0.4535    16,909,261.60
  Dec-2007   112.37    188,943.26  152,685.67   33,537,049.31   341,628.94   182,234.81    0.0040     0.4550    17,156,780.05
  Jan-2008   113.37    188,086.95  153,541.98   33,383,507.33   341,628.94   181,218.48    0.0040     0.4565    17,406,542.97
  Feb-2008   114.37    187,225.84  154,403.10   33,229,104.23   341,628.94   180,207.81    0.0040     0.4580    17,658,567.77
  Mar-2008   115.37    186,759.89  155,269.04   33,073,835.19   341,628.94   179,202.78    0.0040     0.4594    17,912,871.94
  Apr-2008   116.37    185,489.09  156,139.84   32,917,695.34   341,628.94   178,203.36    0.0040     0.4608    18,169,473.15
  May-2008   117.37    184,613.41  157,015.53   32,760,679.82   341,628.94   177,209.51    0.0039     0.4622    18,428,389.14
  Jun-2008   118.37    183,732.81  157,896.12   32,602,783.69   341,628.94   176,221.00    0.0039     0.4635    18,689,637.81
  Aug-2008   119.37    182,847.28  158,781.66   32,444,002.04   341,628.94   175,238.41    0.0039     0.4648    18,953,237.18
  Aug-2008   120.37    181,956.78  159,672.16   32,284,329.88   341,628.94   174,261.09    0.0039     0.4661    19,219,205.41
  Sep-2008   121.37    181,061.28  160,567.65   32,123,762.22   341,628.94   173,289.23    0.0039     0.4674    19,487,560.78
  Oct-2008   122.37    180,160.77  161,468.17   31,962,294.06   341,628.94   172,322.78    0.0038     0.4686    19,758,321.68
  Nov-2008   123.37    179,255.20  162,773.74   31,799.920.32   341,628.94   171,361.73    0.0038     0.4698    20,031,506.67
  Dec-2008   124.37    178,344.55  163,284.38   31,636,635.94   341,628.94   170,406.04    0.0038     0.4710    20,307,134.42
  Jan-2009   125.37    177,428.80  164,200.14   31,472,435.80   341,628.94   169,455.67    0.0038     0.4721    20,585,223.74
  Feb-2009   126.37    176,507.91  165,121.03   31,307,314.77   341,628.94   168,510.61    0.0037     0.4732    20,865,793.56
  Mar-2009   127.37    175,581.86  166,047.08   31,141.267.70   341,628.94   167,570.82    0.0037     0.4743    21,148,862.96
  Apr-2009   128.37    174,650.61  166,978.33   30,974,289.37   341,628.94   166,636.26    0.0037     0.4753    21,434,451.16
  May-2009   129.77    173,714.14  167,914.80   30,806,374.57   341,628.94   165,706.92    0.0037     0.4764    21,722,577.51
  Jun-2009   130.37    172,772.42  168,856.52   30,637,518.05   341,628.94   164,782.77    0.0037     0.4774    22,013,261.48
  Aug-2009   131.37    171,825.41  169,803.52   30,467,714.53   341,628.94   163,863.77    0.0036     0.4784    22,306,522.71
  Aug-2009   132.37    170,873.10  170,755,84   30,296,958.69   341,628.94   162,949.89    0.0036     0.4793    22,602,380.96
  Sep-2009   133.37    169,915.44  171,713.49   30,125,245.20   341,628.94   162,041.11    0.0036     0.4802    22,900,856.14
  Oct-2009   134.37    168,952.42  172,676.52   29,952,568.68   341,628.94   161,137.40    0.0036     0.4811    23,201,968.30
  Nov-2009   135.37    167,983.99  173,644.95   29,778,923.74   341,628.94   160,238.72    0.0036     0.4820    23,505,737.62
  Dec-2009   136.37    167,010.13  174,618.81   29,604,304.93   341,628.94   159,345.06    0.0035     0.4829    23,812,184.43
  Jan-2010   137.37    166,030.81  175,598.13   29,428,706.80   341,628.94   158,456.39    0.0035     0.4837    24,121,329.23
  Feb-2010   138.37    165,046.00  176,582.94   29,252,123.87   341,628.94   157,572.67    0.0035     0.4845    24,433,192.62
  Mar-2010   139.37    164,085.66  177,573.27   29,074,550.59   341,628.94   156,693.87    0.0035     0.4853    24,747,795.38
  Apr-2010   140.37    163,059.77  178,569.16   28,895,981.43   341,628.94   155,819.98    0.0035     0.4860    25,065,158.43
  May-2010   141.37    162.058.30  179,570.64   28,716,410.79   341,628.94   154,950.97    0.0034     0.4868    25,385,302.84
  Jun-2010   142.37    161,051.20  180,577.73   28,535,833.05   341,628.94   154,086.80    0.0034     0.4875    25,708,249.81

------------------------------------------------------------------------------------------------------------------------------
                       APPLIED TO                    NEW                     PRESENT                            YEAR-WEIGHT
    DATE       PMT      INTEREST    PRINCIPAL      BALANCE        PAYMENT     VALUE     PROPORTION  DURATION     PRINCIPAL
------------------------------------------------------------------------------------------------------------------------------
   Aug-2010   143.77   160,038.46  181,590.47   28,354,242.58   341,628.94  153,227.45     0.0034    0.4882    26,034,020.72
   Aug-2010   144.37   159,020.04  182,608.89   26,171,633.69   341,628.94  152,372.89     0.0034    0.4888    26,362,637.08
   Sep-2010   145.37   157,995.91  183,633.02   27,988,000.67   341,628.94  151,523.10     0.0034    0.4895    26,694,120.56
   Oct-2010   146.37   156.966.04  184,662.90   27,803,337.77   341,628.94  150,678.04     0.0033    0.4901    27,028,492.98
   Nov-2010   147.37   188,930.39  185,698.55   27,617,639.22   341,628.94  149,837.70     0.0033    0.4907    27,365,776.33
   Dec-2010   148.37   154,888.93  186,740.01   27,430,899.21   341,628.94  149,002.05     0.0033    0.4913    27,705,992.73
   Jan-2011   149.37   153,841.63  187,787.31   27,243,111.90   341,628.94  148,171.06     0.0033    0.4918    28,049,164.49
   Feb-2011   150.37   152,788.45  188,840.48   27,054.271.41   341,628.94  147,344.70     0.0033    0.4923    28,395,314.03
   Mar-2011   151.37   151,729.37  189,899.56   26,864,371.85   341,628.94  146,522.95     0.0033    0.4929    28,744,463.98
   Apr-2011   152.37   150,664.35  190,964.58   26,673,407.27   341,628.94  145,705.78     0.0032    0.4933    29,096,637.10
   May-2011   153.37   149,593.36  192,035.58   26,481,371.69   341,628.94  144,893.18     0.0032    0.4938    29,451,856.32
   Jun-2011   154.37   148,516.36  193,112.58   26,288,259.11   341,628.94  144,085.10     0.0032    0.4943    29,810,144.72
   Aug-2011   155.37   147,437.32  194,195.62   26,094,063.50   341,628.94  143,281.53     0.0032    0.4947    30,171,525.57
   Aug-2011   156.37   146,344.21  195,284.73   25,898,778.77   341,628.94  142,482.44     0.0032    0.4951    30,536,022.27
   Sep-2011   157.37   145,248.98  196,379.95   25,702,398.81   341,628.94  141,687.91     0.0031    0.4955    30,903,658.42
   Oct-2011   158.37   144,147.62  197,481.32   25,504,917.50   341,628.94  140,897.61     0.0031    0.4959    31,274,457.75
   Nov-2011   159.37   143,040.08  198,588.86   25,306,328.64   341,628.94  140,111.81     0.0031    0.4962    31,648,444.19
   Dec-2011   160.37   141,926.33  199,702.61   25,106,626.03   341,628.94  139,330.40     0.0031    0.4965    32,025,641.82
   Jan-2012   161.37   140,806.33  200,822.61   24,905,803.42   341,628.94  138,553.35     0.0031    0.4968    32,406,074.91
   Feb-2012   162.37   139,680.05  201,948.89   24,703,854.53   341,628.94  137,780.63     0.0031    0.4971    32,789,767.87
   Mar-2012   163.37   138,547.45  203,081.49   24,500,773.05   341,628.94  137,012.22     0.0030    0.4974    33,176,745.30
   Apr-2012   164.37   137,408.50  204,220.43   24,296,552.62   341,628.94  136,248.09     0.0030    0.4977    33,567,031.98
   May-2012   165.37   136.263.17  205,365.77   24,091,186.85   341,628.94  135,488.23     0.0030    0.4979    33,960,652.85
   Jun-2012   166.37   135,111.41  206,517.33   23,884,669.32   341,628.94  134,732.60     0.0030    0.4981    34,357,633.04
   Aug-2012   167.37   133,953.19  207,675.75   23,676,993.57   341,628.94  133,981.19     0.0030    0.4983    34,757,997.85
   Aug-2012   168.37   132,788.47  208,840.46   23,468,153.10   341,628.94  133,233.97     0.0030    0.4985    35,161,772.75
   Sep-2012   169.37   131,617.23  210,011.71   23,258,141.39   341,628.94  132,490.92     0.0029    0.4987    35,568,983.71
   Oct-2012   170.37   130,439.41  211,189.53   23,046,951.87   341,628.94  131,752.01     0.0029    0.4988    35,979,655.63
   Nov-2012   171.37   129,254.99  212,373.93   22,834,577.92   341,628.94  131,017.22     0.0029    0.4989    36,397,813.50
   Dec-2012   172.37   128,063.92  213,565.01   22,621,012.91   341,628.94  130,286.53     0.0029    0.4990    36,811,789.16
   Jan-2013   173.37   126,866.18  214,762.76   22,406,250.15   341,628.94  129,359.92     0.0029    0.4991    37,232,703.02
   Feb-2013   174.37   125,661.72  215,967.22   21,190,282.93   341,628.94  128,837.35     0.0029    0.4992    37,657,483.64
   Mar-2013   175.37   124,450.50  217,178.43   21,973,104.50   341,628.94  128,118.82     0.0028    0.4993    38,085,857.79
   Apr-2013   176.37   123,232.49  218,396.44   21,757,708.06   341,628.94  127,404.29     0.0028    0.4993    38,517,852.72
   May-2013   177.37   122,007.65  219,621.28   21,535,086.78   341,628.94  126,693.73     0.0028    0.4994    38,953,797.66
   Jun-2013   178.37   120,775.95  220,852.99   21,314,233.79   341,628.94  123,987.18     0.0028    0.4994    39,392,811.83
   Aug-2013   179.37   119,537.33  222,091.61   21,092.142.18   341,628.94  125,284.54     0.0028    0.4994    39,835,831.76
   Aug-2013   180.37   118,291.76  223,337.17   20,868,805.01   341,628.94  124,585.82     0.0028    0.4994    40,282,581.25
   Sep-2013   181.37   117,039.21  224,589.72   20,644,215.29   341,628.94  123,991.00     0.0028    0.4993    40,733,089.12
   Oct-2013   182.37   115,779.64  225,849.30   20,418,365.99   341,628.94  123,200.05     0.0027    0.4993    41,187,387.16
   Nov-2013   183.37   114,513.00  227,115.93   20,191,250.06   341,628.94  122,512.96     0.0027    0.4992    41,678,791.66
   Dec-2013   184.37   117,239.26  228,389.68   19,962,860.38   341,628.94  121,829.70     0.0027    0.4991    42,107,747.17
   Jan-2014   185.37   119,958.38  229,670.56   19,733,189.82   341,628.94  121,150.24     0.0027    0.4990    42,573,266.28
   Feb-2014   186.37   110,670.31  230,958.63   19,502,231.00   341,628.94  120,474.58     0.0027    0.4989    43,072,989.97
   Mar-2014   187.37   109,375.01  232,253.92   19,269,977.27   341,628.94  119,802.69     0.0027    0.4988    43,516,613.33
   Apr-2014   188.37   108,072.46  233,556.48   19,036,420.79   341,628.94  119,134.54     0.0026    0.4997    43,994,255.65
   May-2014   189.37   106,762.59  234,866.34   18,801,554.45   341,628.94  118,770.12     0.0026    0.4985    47,475,856.75
   Jun-2014   190.37   105,445.38  236,183.55   18,365.370.89   341,628.94  117,809.71     0.0026    0.4984    44,961,775.73
   Aug-2014   191.37   104,120.79  237,508.15   18.327,862.75   341,628.94  117,152.78     0.0026    0.4982    45,751,172.52
   Aug-2014   192.37   102,788.76  238,840.17   18,089,022.57   341,628.94  116,799.01     0.0026    0.4980    45,947,887.85
   Sep-2014   193.37   101,449.27  240,179.67   17,848,842.91   341,628.94  115,879.29     0.0026    0.4978    46,772,771.76
   Oct-2014   194.37   100,102.26  241,526.68   17,607,316.23   341,628.94  115,203.19     0.0026    0.4976    46,944,737.81
   Nov-2014   195.37    98,747.70  242,881.24   17,367,737.99   341,628.94  117,560.70     0.0025    0.4974    47,150,997.77

 ------------------------------------------------------------------------------------------------------------------------------
                        APPLIED TO                  NEW                        PRESENT                            YEAR-WEIGHT
    DATE      PMT        INTEREST    PRINCIPAL    BALANCE         PAYMENT       VALUE     PROPORTION  DURATION     PRINCIPAL
 ------------------------------------------------------------------------------------------------------------------------------
  Dec-2014   196.37     97,385.54   244,243.40  17,120,191.60   341,628.94    113,921.79    0.0025     0.4971     47,961,261.62
  Jan-2015   197.37     97,015.74   245,613.19  16,874,578.40   341,628.94    113,286.44    0.0025     0.4969     48,775,857.55
  Feb-2015   198.37     97,638.26   246,990.68  16,627,587.73   341,628.94    112,654.64    0.0025     0.4966     48,997,717.00
  Mar-2015   199.37     93,253.05   248,375.88  16,379,211.85   371,628.94    112,026.35    0.0025     0.4930     49,817,871.58
  Apr-2015   200.37     91,860.08   249,768.86  16,129,442.99   341,628.94    111,401.58    0.0025     0.4960     50,045,753.17
  May-2015   201.37     90,759.29   251,169.64  15,878,273.35   341,628.94    110,780.28    0.0025     0.4957     50,577,193.84
  Jun-2015   202.37     89,050.65   252,578.00  15,625,695.06   341,628.94    110,162.16    0.0024     0.4954     51,113,725.88
  Aug-2015   203.37     87,634.11   253,994.83  15,371,700.23   341,628.94    109,548.07    0.0024     0.4951     51,654,081.84
  Aug-2015   204.37     86,209.62   255,419.32  15,116,280.91   341,628.94    108,937.12    0.0024     0.4947     52,199,194.77
  Sep-2015   205.37     87,777.14   256,851.79  14,859,429.12   341,628.94    108,329.57    0.0024     0.4944     52,778,796.75
  Oct-2015   206.37     83,336.63   258,292.30  14,601,136.81   341,628.94    107,725.41    0.0024     0.4940     53,302,921.89
  Nov-2015   207.37     81,888.04   259,740.89  14,341,395.92   341,628.94    107,124.62    0.0024     0.4936     53,861,603.33
  Dec-2015   208.37     80,431.33   261,197.61  14,080,198.31   341,628.94    106,527.18    0.0024     0.4933     54,424,874.77
  Jan-2016   209.37     78.966.45   262,662.49  13,817,535.82   341,628.94    105,933.07    0.0024     0.4929     54,992,770.10
  Feb-2016   210.37     77,493.35   264,135.59  13,553,400.23   341,628.94    105,342.28    0.0023     0.4925     55,565,323.47
  Mar-2016   211.37     76,011.99   265,616.95  13,287,783.28   341,628.94    104,754.78    0.0023     0.4920     56,142,569.28
  Apr-2016   212.37     74,522.32   267,106.62  13,020,676.67   341,628.94    104,170.55    0.0023     0.4916     56,727,542.14
  May-2016   213.37     73,024.29   268,604.64  12.752,072.02   341,628.94    103,589.59    0.0023     0.4912     57,311,276.92
  Jun-2016   214.37     71,517.87   270,111.07  12,481,960.96   341,628.94    103,011.86    0.0023     0.4907     57,902,808.73
  Au8-2016   215.37     70,003.00   271,625.94  12,210,335.02   341,628.94    102,477.36    0.0023     0.4903     58,499,172.92
  Au8-2016   216.37     68,479.63   273,149.31  11,937,185.71   341,628.94    101,866.06    0.0023     0.4898     59,100,405.09
  Sep-2016   217.37     66,947.72   274,681.22  11,662,504.49   341,628.94    101,297.95    0.0023     0.4893     59,706,571.08
  Oct-2016   218.37     65,407.21   276.221.72  11,386,282.77   341,628.94    100,733.01    0.0022     0.4888     60,717,616.99
  Nov-2016   219.37     63,858.07   277,770.87  11,108,511.90   341,628.94    100,171.21    0.0022     0.4883     60,933,669.16
  Dec-2016   220.37     62,300.24   279,328.70  10,829,183.21   341,628.94     99,612.55    0.0022     0.4979     61,887,734.18
  Jan-2017   221.37     60,733.67   280,895.27  10,548,287.94   341,628.94     99,057.01    0.0022     0.4973     62,180,878.92
  Feb-2017   222.37     59,158.31   282,470.62  10,265,817.32   341,628.94     98,504.56    0.0022     0.4968     62,812,080.77
  Mar-2017   223.37     57,574.13   284,054.81   9,981,762.51   341,628.94     97,955.20    0.0022     0.4862     63,448,376.19
  Apr-2017   224.37     55,981.05   285,647.88   9,696,114.62   341,628.94     97,408.89    0.0022     0.4857     67,089,863.72
  May-2017   225.37     54,379.04   287,249.89   9,408,864.73   341,628.94     99,865.64    0.0022     0.4951     67,736,550.93
  Jun-2017   226.37     52,768.05   288,860.89   9,120,003.84   341,628.94     99,325.41    0.0021     0.4846     65,388,473.98
  Aug-2017   227.37     81,178.02   290,780.91   8,829,522.93   341,628.94     95,788.20    0.0021     0.4870     66,075,677.26
  Aug-2017   228.37     49,518.91   292,110.03   8,537,412.90   341,628.94     95,253.99    0.0021     0.4834     66,708,197.46
  Sep-2017   229.37     47,880.66   293,748.28   8,243,664.62   341,628.94     94,722.75    0.0021     0.4828     67,376,063.52
  Oct-2017   230.37     46,233.22   295,395.72   7,948,268.90   341,628.94     94,194.48    0.0021     0.4822     68,049,326.66
  Nov-2017   231.37     44,576.54   297,052.79   7,651,216.51   341,628.94     93,669.15    0.0021     0.4816     68,728,022.37
  Dec-2017   232.37     42,910.57   298,718.36   7,352,498.15   341,628.94     93,146.75    0.0021     0.4810     69,412,190.39
  Jan-2018   273.37     41,235.26   300,393.68   7,052,104.47   341,628.94     92,627.26    0.0020     0.4804     70,101,870.77
  Feb-2018   234.37     39,550.55   302,078.38   6,750,026.09   341,628.94     92,110.68    0.0020     0.4797     70,797,103.81
  Mar-2018   235.37     37,856.40   303,772.54   6,446,253.55   341,628.94     91,596.97    0.0020     0.4791     71,497,930.10
  Apr-2018   236.37     36,152.74   305,476.20   6,140,777.35   341,628.94     91,086.17    0.0020     0.4784     72,204,390.53
  May-2018   237.37     34,439.53   307,189.41   5,833,587.94   341,628.94     90,578.14    0.0020     0.4778     72,916,526.27
  Jun-2018   238.37     32,716.71   308,912.23   5,524,675.71   341,628.94     90,072.98    0.0020     0.4771     73,634,378.64
  Aug-2018   239.37     30,984.22   310,644.71   5,214,031.00   341,628.94     89,370.64    0.0020     0.7764     74,357,989.79
  Aug-2018   240.37     29,242.02   312,386.91   4,901,644.08   341,628.94     89,071.10    0.0020     0.4758     75,087,400.80
  Sep-2018   241.37     27,490.05   314,138.88   4,587,505.20   341,628.94     88,574.34    0.0020     0.4751     75,822,654.85
  Oct-2018   242.37     25,728.26   315,900.68   4,271,604.52   341,628.94     88,080.36    0.0020     0.4744     76,567,794.23
  Nov-2018   247.37     23,956.58   317,672.35   3,953,932.17   341,628.94     87,589.13    0.0019     0.4737     77,310,861.89
  Dec-2018   244.37     22,174.97   319,453.97   3,634,478.20   341,628.94     87,100.64    0.0019     0.4730     78,063,900.94
  Jan-2019   245.37     20,383.37   321,245.57   3,313,232.63   341,628.94     86,614.87    0.0019     0.4727     78,822,957.89
  Feb-2019   246.37     18,581.77   323,047.22   2,990,185.41   341,628.94     86,131.82    0.0019     0.4716     79,588,067.51
  Mar-2019   247.37     16,769.96   324,838.98   2,665,326.43   341,628.94     85,651.46    0.0019     0.4708     80,359,282.91
  Apr-2019   248.37     14,948.04   326,680.90   2,338,645.53   341,628.94     85,173.77    0.0019     0.4701     81,136,645.45

 ------------------------------------------------------------------------------------------------------------------------------
                        APPLIED TO                  NEW                        PRESENT                            YEAR-WEIGHT
    DATE      PMT        INTEREST    PRINCIPAL    BALANCE         PAYMENT       VALUE     PROPORTION  DURATION     PRINCIPAL
 ------------------------------------------------------------------------------------------------------------------------------
  May-2019   249.37     13,115.90    328,513.03  2,010,132.50   341,628.94     87,698.75    0.0019     0.4694    81,920,199.83
  Jun-2019   250.37     11,273.49    330,355.44  1,679,777.06   341,628.94     84,226.38    0.0019     0.4686    82,709,991.06
  Aug-2019   251.37      9,420.75    332,208.19  1,347,568.87   341,628.94     83,756.65    0.0019     0.4679    83,506,064.75
  Aug-2019   252.37      7,557.62    334,071.72  1,013,497.55   341,628.94     83,289.53    0.0019     0.4671    87,308,465.61
  Sep-2019   253.37      5,684.03    335,944.90    677,532.65   341,628.94     82,825.02    0.0018     0.4663    85,117,240.50
  Oct-2019   254.37      3,799.94    737,828.99    339,723.65   341,628.94     82,363.10    0.0018     0.4656    85,932,735.35
  Nov-2019   255.37      1,905.28    339.723.65          0.00   341,628.94     81,903.76    0.0018     0.4648    86,754,096.77

                       FIRST AMENDMENT TO LEASE AGREEMENT


         THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Lease") is made as of the 31st day of May, 2002 between HEWITT PROPERTIES II LLC, an Illinois limited liability company, having its principal office at 100 Half Day Road, Lincolnshire, Illinois 60069 (the "Landlord"), and HEWITT ASSOCIATES LLC, an Illinois limited liability company, having its principal office at 100 Half Day Road, Lincolnshire, Illinois 60069 (the "Tenant").

                              W I T N E S S E T H:
                              -------------------

         Landlord and Tenant have entered into that certain Lease Agreement dated as of July 31, 1998 ("Lease") for approximately 12.5 acres situated in Lincolnshire, Illinois, County of Lake and legally described on Exhibit A attached hereto and made a part hereof (the "Land"), together with all improvements located thereon. All capitalized terms used herein and not otherwise defined shall have the definition provided to them in the Lease.

         Contemporaneously with the execution of the Lease, Landlord issued $45,000,000 of its Secured Credit Tenant Notes due 2019 (the "Notes") pursuant to a Note Purchase Agreement (the "Original Note Agreement") which Notes and obligations are secured in substantial part by the Lease.

         Landlord and the holders of the Notes are amending the Original Note Agreement and in connection therewith desire to amend the Lease as set forth herein.

         1. Definition of Note Amendment. The term "Note Agreement" as used in the Lease as amended hereby and as may be further amended or modified shall mean that certain Note Purchase Agreement dated as of July 31, 1998 among Landlord, Tenant and the Purchasers (as such term is defined in the Note Purchase Agreement) and any and all existing and future modifications, amendments and/or supplements thereto.

         2. Choice of Law and Interpretation. This Amendment shall be governed by the internal law of the State of Illinois, without considering such state's choice of law rules.

         3. Conflict. In the event of any conflict between the terms of this Amendment and the language of the Lease, the terms of this Amendment shall control.

         4. Counterpart. This Amendment may be executed in two or more counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.

         5. Lease Terms Unmodified. Except as set forth above, the Lease shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

                                            LANDLORD:

                                            HEWITT PROPERTIES III LLC

                                            By: /s/ C. L. Connolly III
                                                --------------------------------
                                            Title: Authorized Representative


                                            TENANT:

                                            HEWITT ASSOCIATES LLC

                                            By: /s/ C. L. Connolly III
                                                --------------------------------
                                            Title: Authorized Representative

                                       30